UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21462

Tortoise Energy Infrastructure Corporation
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2015

Item 1. Report to Stockholders.

Annual Report | November 30, 2015

2015 Annual Report
Closed-End Funds

Midstream focused

Tortoise
Energy Infrastructure Corp.
(NYSE: TYG)

Tortoise
MLP Fund, Inc.
(NYSE: NTG)

Tortoise
Pipeline & Energy Fund, Inc.
(NYSE: TTP)

Upstream focused

Tortoise
Energy Independence Fund, Inc.
(NYSE: NDP)

Energy value chain

Tortoise
Power and Energy Infrastructure Fund, Inc.
(NYSE: TPZ)

www.tortoiseadvisors.com

Tortoise Capital Advisors
2015 Annual Report to Stockholders

This combined report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open end funds, private funds and separate accounts.

Table of contents

Letter to Stockholders		2	Financial Statements	19
TYG:	Fund Focus	4	Notes to Financial Statements	48
NTG:	Fund Focus	7	Report of Independent Registered
TTP:	Fund Focus	10	Accounting Firm	65
NDP:	Fund Focus	13	Company Officers and Directors	66
TPZ:	Fund Focus	16	Additional Information	68

TTP and TPZ distribution policies

Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”) are relying on exemptive relief permitting them to make long-term capital gain distributions throughout the year. Each of TTP and TPZ, with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP and TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP and TPZ during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.45, each quarter to its common shareholders and TPZ distributes a fixed amount per common share, currently $0.1375, each month to its common shareholders. These amounts are subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s and TPZ’s performance, TTP and TPZ expect such distributions to correlate with its performance over time. Each quarterly and monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s and TPZ’s performance for the entire calendar year and to enable TTP and TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP, TPZ and their respective shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s or TPZ’s assets to a level that was determined to be detrimental to TTP or TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s or TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium. You should not draw any conclusions about TTP’s or TPZ’s investment performance from the amount of the distribution or from the terms of TTP’s or TPZ’s distribution policy. TTP estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP is paid back to you. A return of capital distribution does not necessarily reflect TTP’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s and TPZ’s investment experience during the remainder of their fiscal year and may be subject to changes based on tax regulations. TTP and TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Closed-end fund comparison
	Primary		Total assets	Portfolio mix	Portfolio mix
Name/Ticker	focus	Structure	($ millions)[1]	by asset type[2]	by structure[2]
Tortoise Energy Infrastructure Corp. NYSE: TYG Inception: 2/2004	Midstream MLPs	C-corp	$2,648.6
Tortoise MLP Fund, Inc. NYSE: NTG Inception: 7/2010	Natural gas infrastructure MLPs	C-corp	$1,446.2
Tortoise Pipeline & Energy Fund, Inc. NYSE: TTP Inception: 10/2011	North American pipeline companies	Regulated investment company	$241.5
Tortoise Energy Independence Fund, Inc. NYSE: NDP Inception: 7/2012	North American oil & gas producers	Regulated investment company	$253.2
Tortoise Power and Energy Infrastructure Fund, Inc. NYSE: TPZ Inception: 7/2009	Power & energy infrastructure companies (Fixed income & equity)	Regulated investment company	$185.7

1 As of 12/31/2015
2 As of 11/30/2015

Tortoise Capital Advisors	1

Tortoise Capital Advisors
2015 Annual Report to closed-end fund stockholders

Dear fellow stockholders,

The broad energy sector remained in uncertain territory during the fiscal year ending Nov. 30, 2015, with the S&P Energy Select Sector® Index returning -12.4%. Crude oil prices continued the downward trajectory that began in late 2014, reaching six-year lows in the final fiscal quarter. Headwinds throughout the year included ongoing concern about potential slowing demand from China and persistent global oversupply, including growing U.S. inventories, which could reach the highest level in at least 80 years.1 Geopolitical tensions, which have the potential to disrupt production and drive prices higher, escalated throughout the year but so far have had little effect on prices or production. Just following the 2015 fiscal year end, the Organization of Petroleum Exporting Countries (OPEC) had its annual meeting in Vienna where it announced a ‘wait and watch’ approach and confirmed that it will continue to produce at its current level of 31.5 million barrels per day, above its production quota.

Commodity price volatility negatively impacted companies across the entire energy value chain during the fiscal year, though to a much lesser extent for fixed-income securities. Midstream pipeline companies, master limited partnerships (MLPs) in particular, had a challenging second half of the fiscal year. While we firmly believe that midstream fundamentals remain solid, technical factors such as fund redemptions, short selling and closed-end fund deleveraging have put continued pressure on the MLP sector. Although the Federal Open Market Committee (FOMC) left interest rates unchanged in its October meeting, policymakers agreed on a small rate hike in December just following the close of the fiscal year.

Upstream

Oil and gas producers declined significantly, as reflected by the -25.9% return posted by the Tortoise North American Oil and Gas Producers IndexSM for the fiscal year. Low oil prices have halted U.S. production growth, which is projected to average 9.3 million barrels per day (MMbbl/d) for the 2015 calendar year. U.S. production began to decline in May, falling from an estimated 9.6 MMbbl/d in April 2015 to an estimated 9.2 MMbbl/d in November 2015. It is anticipated that production will continue to decline and then begin to increase in late 2016, with a projected average of 8.8 MMbbl/d for 2016. With global demand expected to grow by 1.4 MMbbl/d in 2016, we think this combination should ultimately help balance the supply/demand equation and support oil price improvement.1

Oil prices moved much lower during the fiscal year, opening at $66.15 per barrel, peaking that same day at $69.00, bottoming at $38.09 on Aug. 24 and then closing the fiscal year at $41.65 per barrel. Against this protracted price slide, increased drilling efficiencies have allowed for equivalent or greater amounts of oil and gas production using fewer rigs and at lower costs. Producers have reduced expenses through advanced technologies, re-fracking old wells and by fracking drilled-but-uncompleted wells that have already been drilled but are not yet producing. These production efficiencies have enabled surprisingly resilient U.S. production even as drilling activity has declined and rig counts have fallen to their lowest level since April 2002.2

With respect to natural gas, the Marcellus shale continues to dominate domestic production, with many producers enjoying increased volumes, also due to greater drilling efficiencies. Production is expected to average 79.6 billion cubic feet/day (Bcf/d) in calendar 2015, up 6.3% from 2014.1 Due to this escalated production, an aggressive injection season and mild weather across much of the U.S., natural gas inventories reached a record high in Nov. 2015.1 Natural gas prices opened the fiscal year at $4.24 per million British thermal units (MMBtu), the high for the fiscal year. Prices moved generally lower throughout the year, hitting their trough on Nov. 3 at $1.90 per MMBtu and closing the fiscal year at $2.09 per MMBtu. These low prices have continued to incentivize power plants to switch from coal to natural gas. Electricity generated from natural-gas-fired plants was greater than that generated from coal-fired plants for the first time in April 2015, and this trend has continued.1

Midstream

Reflecting continued negative investor sentiment about energy, and MLPs in particular, MLPs, as represented by the Tortoise MLP Index®, posted a -32.3% return for the fiscal year. Midstream MLPs continue to outpace their upstream counterparts, while broader pipeline companies outpaced MLPs (the latter of which includes companies spanning the energy value chain). This is reflected by the -25.7% return posted by the Tortoise North American Pipeline IndexSM for the fiscal year.

Within midstream, performance was a bit mixed, but nonetheless negative across the board. As previously noted, we believe that this was mostly technical pressure, not a reflection of midstream fundamentals. Gathering and processing companies pulled back the most during the fiscal year, due to their greater sensitivity to commodity price volatility. Crude oil MLP and other pipeline companies also retreated significantly due to concerns about slowing production resulting in fewer pipeline projects. Natural gas MLP and other pipeline companies also were restrained, but fared slightly better due to strong production and demand growth driven by low natural gas prices. Although they also lost ground during the fiscal year, refined product MLP and other pipeline companies were the least affected due to strong demand for refined products as oil prices stayed low throughout the year.

While the headwinds in the midstream segment have been challenging, particularly the concerns about access to capital, cash flows continued to grow, and in our view, midstream fundamentals generally have remained strong. We continue to see the critical need for infrastructure buildout, and announcements of new midstream projects have continued, with a particular focus on the southwestern Marcellus and the Utica, where pipeline takeaway needs are the greatest.3 Our projection for capital investments in MLP, pipeline and related organic projects is approximately $140 billion for 2015–2017.

(unaudited)
2	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Downstream

While lower oil and gas prices have created challenges for many energy-related companies, they have delivered some positives for areas in the downstream segment of the energy value chain, starting with the ultimate end user – consumers. Cheap gasoline has pushed the number of miles driven by Americans to an all-time high.4 Gasoline consumption was 3% higher during the first nine months of 2015 than during the same period the previous year.1 Petrochemical companies and refiners continued to benefit from low input costs and strong demand.

Capital markets

Capital markets were active throughout the year, though they became more challenging as the fiscal year progressed. Exploration and production companies started the fiscal year strong, but activity fell sharply during the second half of the year. This segment raised approximately $41 billion in total capital during the fiscal year. MLP and pipeline companies raised approximately $72 billion during the fiscal year with approximately $30 billion in equity and nearly $42 billion in debt.

There were 11 IPOs across the energy sector during the fiscal year totaling $5.5 billion, though none of these occurred in the fourth fiscal quarter. These deals included pipeline MLPs, oil and gas producers, YieldCos with renewable energy assets and others. Merger and acquisition activity was healthy among MLP and pipeline companies, with announced transactions totaling close to $140 billion for the fiscal year. The largest of these was Energy Transfer Equity L.P.’s proposed acquisition of The Williams Companies, Inc. in a deal valued at approximately $40 billion, which will create the third-largest energy franchise in North America.

Concluding thoughts

Despite challenging headwinds during the 2015 fiscal year, we view the current investment landscape as an attractive entry point for long-term investors. In our view, midstream MLP and pipeline fundamentals remain strong. We believe that in 2016 the global oil market will find more balance, searching for an optimal price at which consumer demand will remain strong due to low gasoline prices and oil producers can earn an adequate return on their invested capital. As this happens, opportunities should arise across the entire energy value chain.

Sincerely,

The Managing Directors
Tortoise Capital Advisors, L.L.C.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM. S&P® is a registered trademark of Standard & Poor’s Financial Services (“SPFS”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. Neither S&P Dow Jones Indices, SPFS, Dow Jones nor any of their affiliates sponsor and promote the indices and none shall be liable for any errors or omissions in calculating the indices.

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1	Energy Information Administration, December 2015
2	Baker Hughes, December 2015
3	Wood Mackenzie, December 2015
4	Federal Highway Administration, December 2015

(unaudited)
Tortoise Capital Advisors	3

Tortoise
Energy Infrastructure Corp. (TYG)

Fund description

TYG seeks a high level of total return with an emphasis on current distributions paid to stockholders. TYG invests primarily in equity securities of master limited partnerships (MLPs) and their affiliates that transport, gather, process or store natural gas, natural gas liquids (NGLs), crude oil and refined petroleum products.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending Nov. 30, 2015 were -37.9% and -36.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -32.3% for the same period. The fund’s performance reflects a difficult year for the broad energy sector as oil prices moved dramatically lower and global oil supply proliferated, impacting companies across the energy value chain. Concern about higher interest rates and access to capital also restrained midstream MLPs.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2015)	$2.5900
Distributions paid per share (4th quarter 2015)	$0.6550
Distribution rate (as of 11/30/2015)	9.9%
Quarter-over-quarter distribution increase	0.8%
Year-over-year distribution increase	6.5%
Cumulative distribution to stockholders
since inception in February 2004	$25.2225
Market-based total return	(37.9)%
NAV-based total return	(36.0)%
Premium (discount) to NAV (as of 11/30/2015)	(9.3)%

Key asset performance drivers

Top five performers	Company type	Performance driver
Valero Energy Partners LP	Midstream refined product pipeline MLP	Visibility to strong growth in an otherwise weak market from dropdown asset suite of sponsor
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Improving dropdown asset suite of sponsor
Rice Midstream Partners LP – Restricted	Midstream gathering and processing MLP	Growing Northeast natural gas production supported infrastructure buildout and purchased through a private investment in public equity offering
Dominion Midstream Partners, LP*	Downstream power/utility MLP	Visibility to strong growth in an otherwise weak market and from dropdown asset suite of sponsor
EQT GP Holdings, LP*	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
*Absolute performance was negative for the period.

Bottom five performers	Company type	Performance driver
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced growth outlook
Sunoco Logistics Partners L.P.	Midstream crude oil pipeline MLP	Concerns about access to equity capital markets to finance growth
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Large position in down market
Williams Partners L.P.	Midstream gathering and processing MLP	Unfavorable M&A news, G&P assets have greater exposure to commodity prices and operational challenges
Magellan Midstream Partners, L.P.	Midstream refined product pipeline MLP	Large position in down market

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
4	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from investments, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income, in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments decreased approximately 2.6% as compared to 3rd quarter 2015 due primarily to net sales of investments during the quarter partially offset by increased distribution rates on investments. Operating expenses, consisting primarily of fund advisory fees, decreased 17.1% during the quarter primarily due to lower asset-based fees. Overall leverage costs decreased 2.4% during the quarter due to the reduction of leverage outstanding.

As a result of the changes in income and expenses, DCF increased approximately 1.2% as compared to 3rd quarter 2015. The fund paid a quarterly distribution of $0.655 per share, which represents an increase of 0.8% over the prior quarter and an increase of 6.5% over the 4th quarter 2014 distribution. For tax purposes, the cash distributions paid to stockholders for the calendar year 2015 were 100 percent qualified dividend income. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. The fund has paid cumulative distributions to stockholders of $25.2225 per share since its inception in Feb. 2004.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, realized and unrealized gains (losses) on interest rate swap settlements, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income. Non-recurring expenses related to the mergers are excluded from DCF. For fiscal year 2014, the fund’s DCF includes DCF from Tortoise Energy Capital Corp. (“TYY”) and Tortoise North American Energy Corp. (“TYN”) for the portion of the 3rd quarter 2014 prior to the mergers (June 1, 2014 through June 22, 2014).

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2015 and 4th quarter 2015 (in thousands):

	FY 2015	4th Qtr 2015
Net Investment Loss, before
Income Taxes	$(39,497)	$(8,729)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	176,407	44,520
Amortization of debt issuance costs	886	217
Interest rate swap expenses	(737)	(230)
DCF	$137,059	$35,778

Leverage

The fund’s leverage utilization declined by $94.4 million during 4th quarter 2015 and represented 32.4% of total assets at Nov. 30, 2015, above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. During the quarter, the fund used proceeds from the sale of investments to reduce the amounts borrowed under its credit facilities. At quarter-end, including the impact of interest rate swaps, approximately 79% of the leverage cost was fixed, the weighted-average maturity was 6.0 years and the weighted-average annual rate on our leverage was 3.47%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facilities and as leverage and swaps mature or are redeemed.

Income taxes

During 4th quarter 2015, the fund’s deferred tax liability decreased by $218 million to $446 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $114 million during the quarter. To the extent that the fund has taxable income, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	5

TYG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2014	2015
	2014(1)	2015	Q4(2)	Q1(2)	Q2(2)	Q3(2)	Q4(2)
Total Income from Investments
Distributions and dividends
from investments	$151,664	$208,118	$50,595	$52,050	$51,585	$52,919	$51,564
Dividends paid in stock	5,732	—	576	—	—	—	—
Total from investments	157,396	208,118	51,171	52,050	51,585	52,919	51,564
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees	31,295	34,637	10,145	9,350	9,545	8,661	7,081
Other operating expenses	1,736	2,016	476	493	511	500	512
	33,031	36,653	10,621	9,843	10,056	9,161	7,593
Distributable cash flow before leverage
costs and current taxes	124,365	171,465	40,550	42,207	41,529	43,758	43,971
Leverage costs(3)	25,731	34,406	8,324	9,041	8,778	8,394	8,193
Current income tax expense(4)	—	—	—	—	—	—	—
Distributable Cash Flow(5)	$98,634	$137,059	$32,226	$33,166	$32,751	$35,364	$35,778
As a percent of average total assets(6)
Total from investments	4.73%	5.53%	4.57%	4.98%	4.94%	5.59%	6.83%
Operating expenses before leverage
costs and current taxes	0.99%	0.97%	0.95%	0.94%	0.96%	0.97%	1.01%
Distributable cash flow before leverage
costs and current taxes	3.74%	4.56%	3.62%	4.04%	3.98%	4.62%	5.82%
As a percent of average net assets(6)
Total from investments	8.57%	10.54%	8.30%	9.45%	9.34%	10.90%	13.38%
Operating expenses before leverage
costs and current taxes	1.80%	1.86%	1.72%	1.79%	1.82%	1.89%	1.97%
Leverage costs and current taxes	1.40%	1.74%	1.35%	1.64%	1.59%	1.73%	2.13%
Distributable cash flow	5.37%	6.94%	5.23%	6.02%	5.93%	7.28%	9.28%

Selected Financial Information
Distributions paid on common stock	$92,193	$124,363	$29,530	$30,731	$30,971	$31,211	$31,450
Distributions paid on common stock
per share	2.3825	2.5900	0.6150	0.6400	0.6450	0.6500	0.6550
Distribution coverage percentage
for period(7)	107.0%	110.2%	109.1%	107.9%	105.7%	113.3%	113.8%
Net realized gain, net of income taxes,
for the period	159,101	239,506	104,784	60,161	63,392	43,938	72,015
Total assets, end of period	4,375,596	2,793,933	4,375,596	4,204,687	4,102,516	3,445,452	2,793,933
Average total assets during period(8)	3,325,114	3,763,588	4,491,025	4,235,541	4,146,279	3,759,151	3,028,322
Leverage(9)	931,200	906,000	931,200	986,900	1,000,700	1,000,400	906,000
Leverage as a percent of total assets	21.3%	32.4%	21.3%	23.5%	24.4%	29.0%	32.4%
Net unrealized appreciation (depreciation),
end of period	804,600	(244,207)	804,600	665,363	561,565	138,802	(244,207)
Net assets, end of period	2,369,068	1,405,733	2,369,068	2,250,010	2,172,676	1,754,876	1,405,733
Average net assets during period(10)	1,837,590	1,974,038	2,473,220	2,234,865	2,191,147	1,925,521	1,545,634
Net asset value per common share	49.34	29.28	49.34	46.86	45.25	36.55	29.28
Market value per share	46.10	26.57	46.10	43.79	42.02	35.88	26.57
Shares outstanding (000’s)	48,017	48,017	48,017	48,017	48,017	48,017	48,017

(1)	Includes amounts from Tortoise Energy Capital Corp. (“TYY”) and Tortoise North American Energy Corp. (“TYN”) for the period from June 1, 2014 through June 22, 2014.
(2)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(3)	Leverage costs include interest expense, distributions to preferred stockholders, interest rate swap expenses and other recurring leverage expenses.
(4)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(5)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions, premium on redemption of MRP stock, amortization of debt issuance costs and non-recurring merger expenses; and decreased by realized and unrealized gains (losses) on interest rate swap settlements and current taxes paid on net investment income; and adjusted for pre-merger DCF from TYY and TYN.
(6)	Annualized for periods less than one full year.
(7)	Distributable Cash Flow divided by distributions paid.
(8)	Computed by averaging month-end values within each period.
(9)	Leverage consists of senior notes, preferred stock and outstanding borrowings under revolving credit facilities.
(10)	Computed by averaging daily net assets within each period.

6	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise
MLP Fund, Inc. (NTG)

Fund Description

NTG seeks to provide stockholders with a high level of total return with an emphasis on current distributions. NTG invests primarily in master limited partnerships (MLPs) and their affiliates that own and operate a network of pipeline and energy-related logistical infrastructure assets with an emphasis on those that transport, gather, process and store natural gas and natural gas liquids (NGLs). NTG targets midstream MLPs benefiting from U.S. natural gas production and consumption expansion with minimal direct commodity exposure.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending Nov. 30, 2015 were -37.1% and -32.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise MLP Index® returned -32.3% for the same period. The fund’s performance reflects a difficult year for the broad energy sector as oil prices moved dramatically lower and global oil supply proliferated, impacting companies across the energy value chain. Concern about higher interest rates and access to capital also restrained midstream MLPs.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2015)	$1.6900
Distributions paid per share (4th quarter 2015)	$0.4225
Distribution rate (as of 11/30/2015)	10.4%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.3%
Cumulative distribution to stockholders
since inception in July 2010	$8.7000
Market-based total return	(37.1)%
NAV-based total return	(32.0)%
Premium (discount) to NAV (as of 11/30/2015)	(13.2)%

Note: Effective June 25, 2015, NTG made a modification to its non-fundamental investment policy that reduces the minimum amount it invests in equity securities of natural gas infrastructure MLPs from at least 70% of its total assets to at least 50%.

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

Key asset performance drivers

Top five performers	Company type	Performance driver
Holly Energy Partners, L.P.	Midstream refined product pipeline MLP	Improving dropdown asset suite of sponsor
Valero Energy Partners LP	Midstream refined product pipeline MLP	Visibility to strong growth in an otherwise weak market from dropdown asset suite of sponsor
Rice Midstream Partners LP – Restricted	Midstream gathering and processing MLP	Growing Northeast natural gas production supported infrastructure buildout and purchased through a private investment in public equity offering
EQT GP Holdings, LP*	Midstream natural gas/natural gas liquids pipeline MLP	Growing Northeast natural gas production supported infrastructure buildout
Dominion Midstream Partners, LP*	Downstream power/utility MLP	Visibility to strong growth in an otherwise weak market and from dropdown asset suite of sponsor
*Absolute performance was negative for the period.

Bottom five performers	Company type	Performance driver
Energy Transfer Partners, L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Large position in down market
Williams Partners L.P.	Midstream gathering and processing MLP	Unfavorable M&A news, G&P assets have greater exposure to commodity prices and operational challenges
Targa Resources Partners LP	Midstream gathering and processing MLP	G&P assets have greater exposure to commodity prices
Enterprise Products Partners L.P.	Midstream natural gas/natural gas liquids pipeline MLP	Large position in down market
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced growth outlook

(unaudited)
Tortoise Capital Advisors	7

Tortoise
MLP Fund, Inc. (NTG) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is distributions received from investments less expenses. The total distributions received from investments include the amount received as cash distributions from MLPs, paid-in-kind distributions, and dividend and interest payments. The total expenses include current or anticipated operating expenses, leverage costs and current income taxes. Current income taxes include taxes paid on net investment income in addition to foreign taxes, if any. Taxes incurred from realized gains on the sale of investments, expected tax benefits and deferred taxes are not included in DCF.

Distributions received from investments were relatively unchanged as compared to 3rd quarter 2015 as increased distribution rates on investments was offset by the impact of net sales of investments during the quarter. Operating expenses, consisting primarily of fund advisory fees, decreased 15.3% during the quarter due to lower asset-based fees. Leverage costs declined 0.7% as compared to the 3rd quarter 2015 due to the reduction of leverage outstanding.

As a result of the changes in income and expenses, DCF increased approximately 3.8% as compared to 3rd quarter 2015. The fund paid a quarterly distribution of $0.4225 per share, which was equal to the distribution paid in the prior quarter and an increase of 0.3% over the 4th quarter 2014 distribution. For tax purposes, the cash distributions paid to stockholders for the calendar year 2015 were 56 percent qualified dividend income, and 44 percent return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. The fund has paid cumulative distributions to stockholders of $8.70 per share since its inception in July 2010.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between distributions received from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; and distributions received from investments in the DCF calculation include the value of dividends paid-in-kind (additional stock or MLP units), whereas such amounts are not included as income for GAAP purposes, and includes distributions related to direct investments when the purchase price is reduced in lieu of receiving cash distributions. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense, distributions to preferred stockholders, other recurring leverage expenses, as well as taxes paid on net investment income.

“Net Investment Loss, before Income Taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2015 and 4th quarter 2015 (in thousands):

	FY 2015	4th Qtr 2015
Net Investment Loss, before
Income Taxes	$(21,345)	$(6,747)
Adjustments to reconcile to DCF:
Distributions characterized as
return of capital	100,039	27,095
Amortization of debt issuance costs	380	95
DCF	$79,074	$20,443

Leverage

The fund’s leverage utilization declined by $12.1 million during 4th quarter 2015 and represented 33.7% of total assets at Nov. 30, 2015, above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. Approximately 66% of the leverage cost was fixed, the weighted-average maturity was 2.8 years and the weighted-average annual rate on our leverage was 3.21%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Income taxes

During 4th quarter 2015, the fund’s deferred tax liability decreased by $93 million to $101 million, primarily as a result of the decline in value of its investment portfolio. The fund had net realized gains of $6 million during the quarter. As of Nov. 30, 2015, the fund had net operating losses of $154 million for federal income tax purposes. To the extent that the fund has taxable income in the future that is not offset by net operating losses, it will owe federal and state income taxes. Tax payments can be funded from investment earnings, fund assets, or borrowings.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage, taxes and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions and results, please visit www.tortoiseadvisors.com.

(unaudited)
8	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

NTG Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2014	2015
	2014	2015	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends
from investments	$108,422	$114,024	$28,355	$29,074	$28,125	$28,405	$28,420
Dividends paid in stock	3,832	—	571	—	—	—	—
Total from investments	112,254	114,024	28,926	29,074	28,125	28,405	28,420
Operating Expenses Before Leverage
Costs and Current Taxes
Advisory fees, net of fees waived	18,507	17,279	4,995	4,679	4,739	4,280	3,581
Other operating expenses	1,384	1,405	343	356	357	351	341
	19,891	18,684	5,338	5,035	5,096	4,631	3,922
Distributable cash flow before leverage
costs and current taxes	92,363	95,340	23,588	24,039	23,029	23,774	24,498
Leverage costs(2)	15,043	16,266	4,030	4,050	4,078	4,083	4,055
Current income tax expense(3)	—	—	—	—	—	—	—
Distributable Cash Flow(4)	$77,320	$79,074	$19,558	$19,989	$18,951	$19,691	$20,443

As a percent of average total assets(5)
Total from investments	5.11%	5.88%	4.89%	5.38%	5.28%	5.88%	7.18%
Operating expenses before leverage
costs and current taxes	0.90%	0.96%	0.90%	0.93%	0.96%	0.96%	0.99%
Distributable cash flow before leverage
costs and current taxes	4.21%	4.92%	3.99%	4.45%	4.32%	4.92%	6.19%
As a percent of average net assets(5)
Total from investments	7.99%	9.71%	7.92%	8.91%	8.72%	9.88%	11.95%
Operating expenses before leverage
costs and current taxes	1.42%	1.59%	1.46%	1.54%	1.58%	1.61%	1.65%
Leverage costs and current taxes	1.07%	1.39%	1.10%	1.24%	1.26%	1.42%	1.71%
Distributable cash flow	5.50%	6.73%	5.36%	6.13%	5.88%	6.85%	8.59%

Selected Financial Information
Distributions paid on common stock	$79,195	$79,430	$19,798	$19,858	$19,857	$19,858	$19,857
Distributions paid on common stock
per share	1.68500	1.69000	0.42125	0.42250	0.42250	0.42250	0.42250
Distribution coverage percentage
for period(6)	97.6%	99.6%	98.8%	100.7%	95.4%	99.2%	103.0%
Net realized gain, net of income taxes,
for the period	72,739	74,333	47,152	20,232	25,818	24,577	3,706
Total assets, end of period	2,282,922	1,483,910	2,282,922	2,140,619	2,092,962	1,779,889	1,483,910
Average total assets during period(7)	2,198,672	1,940,475	2,374,755	2,190,648	2,112,176	1,917,824	1,586,800
Leverage(8)	506,900	500,800	506,900	505,900	512,700	512,900	500,800
Leverage as a percent of total assets	22.2%	33.7%	22.2%	23.6%	24.5%	28.8%	33.7%
Net unrealized appreciation, end of period	534,591	29,106	534,591	448,351	400,459	189,257	29,106
Net assets, end of period	1,401,926	876,409	1,401,926	1,310,199	1,268,819	1,057,341	876,409
Average net assets during period(9)	1,404,751	1,174,085	1,465,610	1,323,553	1,279,060	1,140,652	953,931
Net asset value per common share	29.83	18.65	29.83	27.88	27.00	22.50	18.65
Market value per common share	27.97	16.18	27.97	26.16	24.26	19.85	16.18
Shares outstanding (000’s)	47,000	47,000	47,000	47,000	47,000	47,000	47,000

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	Includes taxes paid on net investment income and foreign taxes, if any. Taxes related to realized gains are excluded from the calculation of Distributable Cash Flow (“DCF”).
(4)	“Net investment income (loss), before income taxes” on the Statement of Operations is adjusted as follows to reconcile to DCF: increased by the return of capital on distributions, the value of paid-in-kind distributions and amortization of debt issuance costs; and decreased by current taxes paid on net investment income.
(5)	Annualized for periods less than one full year.
(6)	Distributable Cash Flow divided by distributions paid.
(7)	Computed by averaging month-end values within each period.
(8)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(9)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	9

Tortoise
Pipeline & Energy Fund, Inc. (TTP)

Fund description

TTP seeks a high level of total return with an emphasis on current distributions paid to stockholders. TTP invests primarily in equity securities of North American pipeline companies that transport natural gas, natural gas liquids (NGLs), crude oil and refined products and, to a lesser extent, in other energy infrastructure companies.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending Nov. 30, 2015 were -41.2% and -38.5%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Pipeline IndexSM returned -25.7% for the same period. The fund’s performance reflects a difficult year for the broad energy sector as oil prices moved dramatically lower and global oil supply proliferated, impacting companies across the energy value chain. Concern about higher interest rates and access to capital also restrained midstream MLP and pipeline companies.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2015)	$1.9500
Distributions paid per share (4th quarter 2015)	$0.4500
Distribution rate (as of 11/30/2015)	10.3%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	10.4%
Cumulative distribution to stockholders
since inception in October 2011	$6.8375
Market-based total return	(41.2)%
NAV-based total return	(38.5)%
Premium (discount) to NAV (as of 11/30/2015)	(11.4)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, enabled the fund to generate current income. In higher-volatility environments, we typically extend the out-of-the-money and try to generate the same monthly income. The notional amount of the fund’s covered calls averaged approximately 9.8% of total assets, and their out-of-the-money percentage at the time written averaged approximately 9.9% during the fiscal year.

Key asset performance drivers

Top five performers	Company type	Performance driver
Columbia Pipeline Group, Inc.	Midstream natural gas/natural gas liquids pipeline company	Growing Northeast natural gas production supported infrastructure buildout
NRG Yield, Inc.	Downstream power/utility (YieldCo)	Continued renewable energy growth
Newfield Exploration Company	Upstream natural gas producer	Development of new U.S. shale oil field South Central Oklahoma Oil Province (SCOOP) region
Concho Resources Inc.	Upstream liquids producer	Improving well economics of wells drilled in the Delaware Basin, a subset of the Permian Basin
Cimarex Energy Co.	Upstream liquids producer	Improving well economics of wells drilled in the Delaware Basin, a subset of the Permian Basin

Bottom five performers	Company type	Performance driver
Kinder Morgan, Inc.	Midstream natural gas/natural gas liquids pipeline company	Concerns about access to equity capital markets to finance growth and high leverage
Targa Resources Corp.	Midstream gathering and processing company	G&P assets have greater exposure to commodity prices
ONEOK, Inc.	Midstream natural gas/natural gas liquids pipeline company	Need to support LP with capital to finance growth
The Williams Companies, Inc.	Midstream gathering and processing company	Decline in natural gas liquids (NGLs) prices; merger overhang
Spectra Energy Corp	Midstream natural gas/natural gas liquids pipeline company	High leverage at DCP Midstream joint venture raised funding concerns

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
10	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which the fund invests, and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 2.9% as compared to 3rd quarter 2015, primarily due to higher net premiums on options written and increased distribution rates on investments which was slightly offset by net sales of investments during the quarter. Operating expenses, consisting primarily of fund advisory fees, decreased by 16.2% during the quarter due to lower asset-based fees. Leverage costs decreased during the quarter due to non-recurring costs associated with refinancing the credit facility in 3rd quarter 2015, as well as slightly lower leverage utilization during the quarter. As a result of the changes in income and expenses, DCF increased by approximately 12.5% as compared to 3rd quarter 2015. In addition, the fund had net realized gains on investments of $1.7 million during 4th quarter 2015.

The fund paid a quarterly distribution of $0.45 per share, which was equal to the distribution paid in the prior quarter and represents an increase of 10.4% over the prior year. For tax purposes, the cash distributions paid to stockholders for the calendar year 2015 were 24% qualified dividend income and 76% long-term capital gains. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $6.8375 per share since its inception in Oct. 2011.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during the fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2015 and 4th quarter 2015 (in thousands):

	FY 2015	4th Qtr 2015
Net Investment Income	$2,163	$155
Adjustments to reconcile to DCF:
Net premiums on options written	5,196	1,346
Distributions characterized as
return of capital	6,347	2,256
Dividends paid in stock	1,300	337
Amortization of debt issuance costs	79	20
DCF	$15,085	$4,114

Leverage

The fund’s leverage utilization declined by $4.6 million during 4th quarter 2015 and represented 30.4% of total assets at Nov. 30, 2015, above the long-term target level of 25% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. Approximately 59% of the leverage cost was fixed, the weighted-average maturity was 3.5 years and the weighted-average annual rate on leverage was 2.83%. These rates will vary in the future as a result of changing floating rates, utilization of the fund’s credit facility and as leverage matures or is redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
Tortoise Capital Advisors	11

TTP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2014	2015
	2014	2015	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Dividends and distributions from investments,
net of foreign taxes withheld	$13,669	$15,666	$3,627	$3,828	$3,862	$3,978	$3,998
Dividends paid in stock	2,648	1,300	622	314	318	331	337
Net premiums on options written	6,485	5,196	1,467	1,396	1,242	1,212	1,346
Total from investments	22,802	22,162	5,716	5,538	5,422	5,521	5,681
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	4,216	3,800	1,111	1,008	1,055	951	786
Other operating expenses	644	659	166	169	172	167	151
	4,860	4,459	1,277	1,177	1,227	1,118	937
Distributable cash flow before
leverage costs	17,942	17,703	4,439	4,361	4,195	4,403	4,744
Leverage costs(2)	2,567	2,618	644	620	622	746	630
Distributable Cash Flow(3)	$15,375	$15,085	$3,795	$3,741	$3,573	$3,657	$4,114

Net realized gain on investments
and foreign currency translation,
for the period	$22,866	$13,403	$11,408	$6,287	$1,729	$3,718	$1,669
As a percent of average total assets(4)
Total from investments	5.11%	5.78%	4.84%	5.29%	5.11%	5.73%	7.30%
Operating expenses before
leverage costs	1.09%	1.16%	1.08%	1.12%	1.16%	1.16%	1.20%
Distributable cash flow before
leverage costs	4.02%	4.62%	3.76%	4.17%	3.95%	4.57%	6.10%
As a percent of average net assets(4)
Total from investments	6.38%	7.58%	6.04%	6.85%	6.51%	7.62%	10.15%
Operating expenses before
leverage costs	1.36%	1.52%	1.35%	1.46%	1.47%	1.54%	1.67%
Leverage costs	0.72%	0.90%	0.68%	0.77%	0.75%	1.03%	1.13%
Distributable cash flow	4.30%	5.16%	4.01%	4.62%	4.29%	5.05%	7.35%

Selected Financial Information
Distributions paid on common stock(5)	$16,327	$19,532	$4,082	$6,010	$4,507	$4,507	$4,508
Distributions paid on common stock
per share(5)	1.6300	1.9500	0.4075	0.6000	0.4500	0.4500	0.4500
Total assets, end of period	443,581	286,039	443,581	419,182	417,589	345,569	286,039
Average total assets during period(6)	446,593	383,226	473,470	424,669	420,576	382,558	312,142
Leverage(7)	91,000	86,900	91,000	90,800	89,900	91,500	86,900
Leverage as a percent of total assets	20.5%	30.4%	20.5%	21.7%	21.5%	26.5%	30.4%
Net unrealized appreciation (depreciation),
end of period	109,930	(41,680)	109,930	83,027	82,054	10,975	(41,680)
Net assets, end of period	350,975	197,443	350,975	326,152	322,215	252,182	197,443
Average net assets during period(8)	357,486	292,473	379,709	327,723	330,279	287,394	224,525
Net asset value per common share	35.04	19.71	35.04	32.56	32.17	25.18	19.71
Market value per common share	32.50	17.47	32.50	29.28	27.72	21.55	17.47
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.
(4)	Annualized for periods less than one full year.
(5)	Q1 2015 includes a $0.15 per share distribution paid to meet the required distribution amount for 2014, in addition to the regular quarterly distribution of $0.45 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

12	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Tortoise
Energy Independence Fund, Inc. (NDP)

Fund description

NDP seeks a high level of total return with an emphasis on current distributions paid to stockholders. NDP invests primarily in equity securities of upstream North American energy companies that engage in the exploration and production of crude oil, condensate, natural gas and natural gas liquids that generally have a significant presence in North American oil and gas fields, including shale reservoirs.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending Nov. 30, 2015 were -31.0% and -24.0%, respectively (including the reinvestment of distributions). Comparatively, the Tortoise North American Oil and Gas Producers IndexSM returned -25.9% for the same period. The fund’s performance reflects a difficult year for upstream oil and gas producers, whose performance typically moves in tandem with commodity prices. Due to robust production and global oversupply, oil prices moved dramatically lower during the fiscal year.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2015)	$1.7500
Distributions paid per share (4th quarter 2015)	$0.4375
Distribution rate (as of 11/30/2015)	13.3%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	0.0%
Cumulative distribution to stockholders
since inception in July 2012	$5.6875
Market-based total return	(31.0)%
NAV-based total return	(24.0)%
Premium (discount) to NAV (as of 11/30/2015)	(15.1)%

The fund utilizes a covered call strategy, which seeks to generate income while reducing overall volatility. The premium income generated from this strategy helped to lower NAV volatility during the year. The notional amount of the fund’s covered calls averaged approximately 65.9% of total assets and their out-of-the-money at the time written averaged approximately 11.3% during the fiscal year.

Key asset performance drivers

Top five performers	Company type	Performance driver
Newfield Exploration Company	Upstream natural gas producer	Development of new U.S. shale oil field South Central Oklahoma Oil Province (SCOOP)
Concho Resources Inc.	Upstream liquids producer	Improving well economics of wells drilled in the Delaware Basin, a subset of the Permian Basin
Cimarex Energy Co.	Upstream liquids producer	Improving well economics of wells drilled in the Delaware Basin, a subset of the Permian Basin
Pioneer Natural Resources Company	Upstream liquids producer	Strong production growth outlook from Midland Basin acreage
RSP Permian, Inc.	Upstream oil and gas producer	Lower drilling costs and higher oil and gas recovery rates improving well economics of Midland Basin producers

Bottom five performers	Company type	Performance driver
EQT Corporation	Upstream natural gas producer	Weak natural gas prices and wide basis differentials hurt Marcellus Basin producers
Range Resources Corporation	Upstream natural gas producer	Weak natural gas prices and wide basis differentials hurt Marcellus Basin producers
Anadarko Petroleum Corporation	Upstream oil and natural gas producer	Weak commodity prices
Marathon Oil Corporation	Upstream liquids producer	Weak oil prices and operating results
Plains All American Pipeline, L.P.	Midstream crude oil pipeline MLP	Reduced growth outlook

Liquids producers, particularly those in the Permian basin added the most to performance.

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent pas performance: past performance is does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)
Tortoise Capital Advisors	13

Tortoise
Energy Independence Fund, Inc. (NDP) (continued)

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the amount received as cash or paid-in-kind distributions from investments and dividend payments on short-term investments. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out-of-the-money options. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased approximately 9.5% as compared to 3rd quarter 2015, primarily due to higher net premiums on options written. Operating expenses, consisting primarily of fund advisory fees, decreased 12.1% during the quarter due to lower asset-based fees. Total leverage costs were relatively unchanged during the quarter. As a result of the changes in income and expenses, DCF increased by approximately 13.3% as compared to 3rd quarter 2015.

The fund maintained its quarterly distribution of $0.4375 per share during 4th quarter 2015. For tax purposes, the cash distributions paid to stockholders for the calendar year 2015 were 0.03% qualified dividend income and 99.97% return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. The fund has paid cumulative distributions to stockholders of $5.6875 per share since its inception in July 2012.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out-of-the-money options) with expiration dates during fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses).

“Net Investment Loss” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2015 and 4th quarter 2015 (in thousands):

	FY 2015	4th Qtr 2015
Net Investment Loss	$(1,385)	$(218)
Adjustments to reconcile to DCF:
Net premiums on options written	21,487	5,802
Distributions characterized as
return of capital	4,103	1,016
Dividends paid in stock	1,059	275
DCF	$25,264	$6,875

Leverage

The fund’s leverage was relatively unchanged during 4th quarter 2015. The fund utilizes all floating rate leverage that had an interest rate of 1.04% at Nov. 30, 2015. Leverage represented 21.4% of total assets at quarter-end, above the long-term target level of 15% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. The interest rate on the fund’s leverage will vary in the future along with changing floating rates.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)
14	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

NDP Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2014	2015
	2014	2015	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Distributions and dividends from investments,
net of foreign taxes withheld	$11,396	$7,384	$2,901	$1,882	$1,846	$1,832	$1,824
Dividends paid in stock	1,629	1,059	412	256	259	269	275
Net premiums on options written	17,375	21,487	4,148	5,219	5,354	5,112	5,802
Total from investments	30,400	29,930	7,461	7,357	7,459	7,213	7,901
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	4,465	3,461	1,074	916	969	842	734
Other operating expenses	661	615	158	160	160	154	141
	5,126	4,076	1,232	1,076	1,129	996	875
Distributable cash flow before
leverage costs	25,274	25,854	6,229	6,281	6,330	6,217	7,026
Leverage costs(2)	590	590	144	141	148	150	151
Distributable Cash Flow(3)	$24,684	$25,264	$6,085	$6,140	$6,182	$6,067	$6,875
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$39,050	$(31,126)	$650	$(10,099)	$(4,028)	$(10,630)	$(6,369)
As a percent of average total assets(4)
Total from investments	6.49%	8.56%	6.90%	7.78%	7.64%	8.41%	10.83%
Operating expenses before
leverage costs	1.09%	1.17%	1.14%	1.14%	1.16%	1.16%	1.20%
Distributable cash flow before
leverage costs	5.40%	7.39%	5.76%	6.64%	6.48%	7.25%	9.63%
As a percent of average net assets(4)
Total from investments	7.35%	10.37%	7.57%	9.32%	9.10%	10.41%	13.50%
Operating expenses before
leverage costs	1.24%	1.41%	1.25%	1.36%	1.38%	1.44%	1.50%
Leverage costs	0.14%	0.20%	0.15%	0.18%	0.18%	0.22%	0.26%
Distributable cash flow	5.97%	8.76%	6.17%	7.78%	7.54%	8.75%	11.74%

Selected Financial Information
Distributions paid on common stock	$25,403	$25,403	$6,351	$6,351	$6,351	$6,350	$6,351
Distributions paid on common stock
per share	1.7500	1.7500	0.4375	0.4375	0.4375	0.4375	0.4375
Total assets, end of period	400,082	289,330	400,082	383,729	376,856	307,266	289,330
Average total assets during period(5)	468,744	349,713	433,686	383,526	387,144	340,194	292,664
Leverage(6)	56,200	61,800	56,200	61,200	61,400	61,900	61,800
Leverage as a percent of total assets	14.0%	21.4%	14.0%	15.9%	16.3%	20.1%	21.4%
Net unrealized depreciation, end of period	(12,132)	(66,495)	(12,132)	(8,127)	(1,556)	(61,343)	(66,495)
Net assets, end of period	330,458	225,410	330,458	321,029	313,685	241,721	225,410
Average net assets during period(7)	413,380	288,672	395,268	319,994	325,287	274,832	234,669
Net asset value per common share	22.76	15.53	22.76	22.12	21.61	16.65	15.53
Market value per common share	21.29	13.18	21.29	21.25	19.47	14.64	13.18
Shares outstanding (000’s)	14,516	14,516	14,516	14,516	14,516	14,516	14,516

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by net premiums on options written, the return of capital on distributions, and the value of paid-in-kind distributions.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Capital Advisors	15

Tortoise
Power and Energy Infrastructure Fund, Inc. (TPZ)

Fund description

TPZ seeks to provide a high level of current income to stockholders, with a secondary objective of capital appreciation. TPZ invests primarily in fixed-income and dividend-paying equity securities of power and energy infrastructure companies that provide stable and defensive characteristics throughout economic cycles.

Fund performance review

The fund’s market-based and NAV-based returns for the fiscal year ending Nov. 30, 2015 were -22.5% and -23.2%, respectively (including the reinvestment of distributions). Comparatively, the TPZ Benchmark Composite* returned -11.9% for the same period. The fund’s performance reflects a difficult year for the energy sector as oil prices moved dramatically lower and global oil supply proliferated. Concern about higher interest rates and access to capital also restrained power and energy infrastructure companies, an area of focus for the fund, which struggled during the year as they sought to finance growth projects with equity. Fixed-income securities significantly outperformed energy equities during the year, as represented by the Barclays U.S. Aggregate Bond Index’s 1.0% return for the year. The fund’s strategic holdings in fixed-income securities helped mitigate the poor performance of the equity holdings.

Fiscal year-end highlights
Distributions paid per share (fiscal year 2015)	$2.8625
Monthly distributions paid per share (4th quarter 2015)	$0.1375
Distribution rate (as of 11/30/2015)	8.9%
Quarter-over-quarter distribution increase	0.0%
Year-over-year distribution increase	10.0%
Cumulative distribution to stockholders
since inception in July 2009	$10.7375
Market-based total return	(22.5)%
NAV-based total return	(23.2)%
Premium (discount) to NAV (as of 11/30/2015)	(12.7)%

Please refer to the inside front cover of the report for important information about the fund’s distribution policy.

Note: Effective Sept. 30, 2015, TPZ made a modification to its non-fundamental investment policy that reduces the minimum amount it invests in fixed-income securities from a minimum of 60% of its total assets to a minimum of 51% of its total assets.

Key asset performance drivers

Top five performers	Company type	Performance driver
Source Gas, LLC	Midstream natural gas	Stability of underlying
(fixed income)	local distribution	business and a
	company	fixed-income holding
Dominion Resources,	Downstream power/	Stability of underlying
Inc. (fixed income)	utility company	business and a
fixed-income holding
NRG Yield Operating	Downstream power/	Stability of underlying
LLC (fixed income)	utility (YieldCo)	business and a
fixed-income holding
CMS Energy Corp.	Downstream power/	Stability of underlying
(fixed income)	utility company	business and a
fixed-income holding
Duquesne Light	Downstream power/	Stability of underlying
Holdings, Inc.	utility company	business and a
(fixed income)		fixed-income holding

Bottom five performers	Company type	Performance driver
Kinder Morgan, Inc.	Midstream natural gas/	Concerns about access
(equity)	natural gas liquids	to equity capital markets
	pipeline company	to finance growth and
high leverage
TerraForm Power, Inc.	Downstream power/	Concerns about access
(equity)	utility company	to equity capital markets
	(YieldCo)	to finance growth
Enbridge Energy	Midstream crude oil	Delay in dropdown
Management, L.L.C.	pipeline company	strategy
(equity)
Plains All American	Midstream crude oil	Reduced growth outlook
Pipeline, L.P. (equity)	pipeline MLP
Sunoco Logistics	Midstream crude oil	Concerns about access
Partners L.P. (equity)	pipeline MLP	to equity capital markets
to finance growth

* The TPZ Benchmark Composite includes the BofA Merrill Lynch U.S. Energy Index (CIEN), the BofA Merrill Lynch U.S. Electricity Index (CUEL) and the Tortoise MLP Index® (TMLP). It is comprised of a blend of 70% fixed income and 30% equity securities issued by companies in the power and energy infrastructure sectors.

Unlike the fund return, index return is pre-expenses and taxes.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost. Portfolio composition is subject to change due to ongoing management of the fund. References to specific securities or sectors should not be construed as a recommendation by the fund or its adviser. See Schedule of Investments for portfolio weighting at the end of the fiscal quarter.

(unaudited)

16	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Distributable cash flow and distributions

Distributable cash flow (“DCF”) is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

Distributions received from investments increased 5.8% as compared to 3rd quarter 2015 due primarily to the impact of reallocating a portion of the portfolio from bonds to equities during the quarter, offset slightly by net sales of investments. Operating expenses, consisting primarily of fund advisory fees, decreased 6.0% during the quarter due to lower asset-based fees. Total leverage costs decreased slightly along with lower leverage utilization during the quarter. As a result of the changes in income and expenses, DCF increased approximately 10.0% as compared to 3rd quarter 2015. In addition, the fund had net realized losses on investments of $4.1 million during 4th quarter 2015.

The fund paid monthly distributions of $0.1375 per share during 4th quarter 2015, equal to the monthly distributions paid in the prior quarter and an increase of 10.0% over the monthly distributions paid in 4th quarter 2014. For tax purposes, the cash distributions paid to stockholders for the calendar year 2015 were 10% qualified dividend income, 47% ordinary dividend income and 43% long-term capital gains. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. The fund’s Board of Directors has declared monthly distributions of $0.1375 per share to be paid during 1st quarter 2016. The fund’s distribution policy is described on the inside front cover of this report. The fund has paid cumulative distributions to stockholders of $10.7375 per share since its inception in July 2009.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) U.S. generally accepted accounting principles (“GAAP”), recognizes distribution income from MLPs, common stock and other investments on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs, common stock and other investments are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs.

“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2015 and 4th quarter 2015 (in thousands):

	FY 2015	4th Qtr 2015
Net Investment Income	$6,123	$1,310
Adjustments to reconcile to DCF:
Dividends paid in stock	970	236
Distributions characterized as
return of capital	2,861	1,083
Interest rate swap expenses	(370)	(90)
Change in amortization methodology	198	42
DCF	$9,782	$2,581

Leverage

The fund’s leverage utilization declined by $4.6 million during 4th quarter 2015 and represented 25.2% of total assets at Nov. 30, 2015, above the long-term target level of 20% of total assets. Although the fund’s leverage ratio has increased as asset values have declined recently, the fund has maintained compliance with its applicable coverage ratios. Including the impact of interest rate swaps, approximately 52% of the leverage cost was fixed, the weighted-average maturity was 1.7 years and the weighted-average annual rate on leverage was 1.73%. These rates will vary in the future as a result of changing floating rates and as swaps mature or are redeemed.

Please see the Financial Statements and Notes to Financial Statements for additional detail regarding critical accounting policies, results of operations, leverage and other important fund information.

For further information regarding the calculation of distributable cash flow and distributions to stockholders, as well as a discussion of the tax impact on distributions, please visit www.tortoiseadvisors.com.

(unaudited)

Tortoise Capital Advisors	17

TPZ Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which the fund believes is meaningful to understanding operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and the fund believes they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with the full financial statements.

	Year Ended November 30,		2014	2015
	2014	2015	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Interest earned on corporate bonds	$8,298	$7,646	$2,107	$1,987	$1,966	$1,900	$1,793
Distributions and dividends from investments,
net of foreign taxes withheld	3,341	4,846	918	1,121	1,156	1,138	1,431
Dividends paid in stock	2,296	970	497	279	223	232	236
Total from investments	13,935	13,462	3,522	3,387	3,345	3,270	3,460
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	2,212	2,238	581	571	604	566	497
Other operating expenses	531	584	132	140	141	138	165
	2,743	2,822	713	711	745	704	662
Distributable cash flow before
leverage costs	11,192	10,640	2,809	2,676	2,600	2,566	2,798
Leverage costs(2)	764	858	192	205	217	219	217
Distributable Cash Flow(3)	$10,428	$9,782	$2,617	$2,471	$2,383	$2,347	$2,581
Net realized gain (loss) on investments
and foreign currency translation,
for the period	$14,147	$5,772	$4,549	$6,890	$4,470	$(1,634)	$(3,954)
As a percent of average total assets(4)
Total from investments	5.62%	5.66%	5.43%	5.42%	5.23%	5.43%	6.62%
Operating expenses before
leverage costs	1.11%	1.19%	1.10%	1.14%	1.16%	1.17%	1.27%
Distributable cash flow before
leverage costs	4.51%	4.47%	4.33%	4.28%	4.07%	4.26%	5.35%
As a percent of average net assets(4)
Total from investments	6.68%	7.17%	6.45%	6.78%	6.54%	6.95%	8.72%
Operating expenses before
leverage costs	1.31%	1.50%	1.31%	1.42%	1.46%	1.50%	1.67%
Leverage costs	0.37%	0.46%	0.35%	0.41%	0.42%	0.47%	0.55%
Distributable cash flow	5.00%	5.21%	4.79%	4.95%	4.66%	4.98%	6.50%

Selected Financial Information
Distributions paid on common stock(5)	$10,427	$19,898	$2,607	$11,296	$2,867	$2,867	$2,868
Distributions paid on common stock
per share(5)	1.500	2.8625	0.3750	1.6250	0.4125	0.4125	0.4125
Total assets, end of period	259,361	198,282	259,361	253,071	254,507	226,510	198,282
Average total assets during period(6)	247,823	237,682	260,127	253,464	253,728	239,062	209,734
Leverage(7)	42,400	49,900	42,400	49,600	50,400	54,500	49,900
Leverage as a percent of total assets	16.3%	25.2%	16.3%	19.6%	19.8%	24.1%	25.2%
Net unrealized appreciation, end of period	73,587	13,478	73,587	63,150	60,294	31,449	13,478
Net assets, end of period	216,048	147,563	216,048	202,647	203,208	171,137	147,563
Average net assets during period(8)	208,698	187,752	219,134	202,470	202,765	186,685	159,097
Net asset value per common share	31.08	21.23	31.08	29.15	29.23	24.62	21.23
Market value per common share	26.90	18.53	26.90	26.40	26.80	21.37	18.53
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other recurring leverage expenses.
(3)	“Net investment income (loss)” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (“DCF”): increased by the return of capital on distributions, the value of paid-in-kind distributions and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Q1 2015 includes a $1.25 per share distribution paid to meet the required distribution amount for 2014 in addition to regular monthly distributions that totaled $0.375 per share.
(6)	Computed by averaging month-end values within each period.
(7)	Leverage consists of outstanding borrowings under the revolving credit facility.
(8)	Computed by averaging daily net assets within each period.

18	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

TYG Schedule of Investments
November 30, 2015

	Shares	Fair Value
Master Limited Partnerships — 197.3%(1)

Crude Oil Pipelines — 49.8%(1)
United States — 49.8%(1)
Enbridge Energy Partners, L.P.	4,496,855	$111,746,847
Genesis Energy L.P.	1,590,493	62,585,899
NuStar Energy L.P.	545,389	21,826,468
Plains All American Pipeline, L.P.	7,104,880	176,058,926
Shell Midstream Partners, L.P.	1,597,369	55,700,257
Sunoco Logistics Partners L.P.	5,791,467	161,408,185
Tesoro Logistics LP	2,214,679	110,623,216
		699,949,798
Natural Gas/Natural Gas Liquids Pipelines — 63.2%(1)
United States — 63.2%(1)
Columbia Pipeline Partners LP	1,938,839	29,160,139
Dominion Midstream Partners, LP	896,190	28,310,642
Energy Transfer Equity, L.P.	3,577,262	67,753,342
Energy Transfer Partners, L.P.	4,198,851	160,438,097
Enterprise Products Partners L.P.	7,504,635	190,542,682
EQT GP Holdings, LP	268,960	6,140,357
EQT Midstream Partners, LP	1,670,707	113,023,328
ONEOK Partners, L.P.	4,041,286	122,168,076
Spectra Energy Partners, LP	3,637,391	154,116,257
Tallgrass Energy Partners, LP	390,821	16,824,844
		888,477,764
Natural Gas Gathering/Processing — 39.7%(1)
United States — 39.7%(1)
Antero Midstream Partners LP	2,446,279	54,845,575
DCP Midstream Partners, LP	1,623,254	41,230,652
EnLink Midstream Partners, LP	3,368,931	50,264,450
MarkWest Energy Partners, L.P.	2,911,745	139,763,760
Rice Midstream Partners LP(2)	820,024	10,725,914
Targa Resources Partners LP	2,869,389	65,536,845
Western Gas Partners, LP	2,404,556	115,466,779
Williams Partners L.P.	2,920,137	80,070,156
		557,904,131
Refined Product Pipelines — 44.6%(1)
United States — 44.6%(1)
Buckeye Partners, L.P.	3,101,940	209,970,319
Holly Energy Partners, L.P.	1,165,806	38,832,998
Magellan Midstream Partners, L.P.(3)	4,219,962	263,874,224
MPLX LP	572,831	24,597,363
Phillips 66 Partners LP	826,605	47,943,090
Valero Energy Partners LP	888,135	41,147,295
		626,365,289
Total Master Limited Partnerships
(Cost $2,285,591,010)		2,772,696,982

Preferred Convertible — 1.0%(1)

Oil and Gas Production — 1.0%(1)
United States — 1.0%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $19,001,510)	392,800	14,580,736

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(4) (Cost $123,974)	123,974	123,974
Total Investments — 198.3%(1)
(Cost $2,304,716,494)		2,787,401,692
Interest Rate Swap Contracts — (0.0)%(1)
$20,000,000 notional — unrealized depreciation(5)		(563,568)
Other Assets and Liabilities — (2.0)%(1)		(28,667,167)
Deferred Tax Liability — (31.8)%(1)		(446,437,890)
Credit Facility Borrowings — (4.7)%(1)		(66,000,000)
Senior Notes — (38.8)%(1)		(545,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (21.0)%(1)		(295,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$1,405,733,067

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $10,725,914, which represents 0.8% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $563,568.
(4)	Rate indicated is the current yield as of November 30, 2015.
(5)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	19

NTG Schedule of Investments
November 30, 2015

	Shares	Fair Value
Master Limited Partnerships — 168.0%(1)

Crude Oil Pipelines — 28.1%(1)
United States — 28.1%(1)
Enbridge Energy Partners, L.P.	2,141,040	$53,204,844
Genesis Energy L.P.	396,675	15,609,161
NuStar Energy L.P.	493,984	19,769,240
Plains All American Pipeline, L.P.	2,147,076	53,204,543
Shell Midstream Partners, L.P.	840,435	29,305,968
Sunoco Logistics Partners L.P.	1,439,279	40,112,706
Tesoro Logistics LP	703,951	35,162,352
		246,368,814
Natural Gas/Natural Gas Liquids Pipelines — 72.6%(1)
United States — 72.6%(1)
Columbia Pipeline Partners LP	1,346,148	20,246,066
Dominion Midstream Partners, LP	548,376	17,323,198
Energy Transfer Partners, L.P.	3,415,236	130,496,168
Enterprise Products Partners L.P.	5,604,562	142,299,829
EQT GP Holdings, LP	136,622	3,119,080
EQT Midstream Partners, LP	1,196,634	80,952,290
ONEOK Partners, L.P.	2,890,959	87,393,691
Spectra Energy Partners, LP	3,401,437	144,118,886
Tallgrass Energy Partners, LP	244,583	10,529,298
		636,478,506
Natural Gas Gathering/Processing — 41.9%(1)
United States — 41.9%(1)
Antero Midstream Partners LP	1,284,380	28,795,800
DCP Midstream Partners, LP	853,057	21,667,648
EnLink Midstream Partners, LP	3,067,916	45,773,307
MarkWest Energy Partners, L.P.	1,709,597	82,060,656
Rice Midstream Partners LP(2)	434,280	5,680,382
Targa Resources Partners LP	2,099,212	47,946,002
Western Gas Partners, LP	1,474,485	70,804,770
Williams Partners L.P.	2,333,211	63,976,646
		366,705,211
Refined Product Pipelines — 25.4%(1)
United States — 25.4%(1)
Buckeye Partners, L.P.	1,274,565	86,275,305
Holly Energy Partners, L.P.	792,855	26,410,000
Magellan Midstream Partners, L.P.	993,508	62,124,055
MPLX LP	241,090	10,352,405
Phillips 66 Partners LP	353,692	20,514,136
Valero Energy Partners LP	372,887	17,275,854
		222,951,755
Total Master Limited Partnerships
(Cost $1,424,434,666)		1,472,504,286

Preferred Convertible — 0.8%(1)

Oil and Gas Production — 0.8%(1)
United States — 0.8%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $9,650,536)	199,500	7,405,440

Common Stock — 0.3%(1)

Natural Gas/Natural Gas Liquids Pipelines — 0.3%(1)
United States — 0.3%(1)
Kinder Morgan, Inc.
(Cost $4,221,589)	99,754	2,351,202

Short-Term Investment — 0.0%(1)

United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(3) (Cost $63,922)	63,922	63,922
Total Investments — 169.1%(1)
(Cost $1,438,370,713)		1,482,324,850
Other Assets and Liabilities — (0.5)%(1)		(4,360,633)
Deferred Tax Liability — (11.5)%(1)		(100,755,176)
Credit Facility Borrowings — (7.1)%(1)		(62,800,000)
Senior Notes — (39.7)%(1)		(348,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (10.3)%(1)		(90,000,000)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$876,409,041

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $5,680,382, which represents 0.6% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	Rate indicated is the current yield as of November 30, 2015.

See accompanying Notes to Financial Statements.

20	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

TTP Schedule of Investments
November 30, 2015

	Shares	Fair Value
Common Stock — 101.0%(1)

Crude Oil Pipelines — 14.5%(1)
Canada — 11.2%(1)
Enbridge Inc.	397,765	$14,100,769
Inter Pipeline Ltd.	415,182	7,218,934
Pembina Pipeline Corporation	30,265	694,614
United States — 3.3%(1)
Plains GP Holdings, L.P.	536,039	6,571,838
		28,586,155
Local Distribution Companies — 8.1%(1)
United States — 8.1%(1)
CenterPoint Energy, Inc.	253,253	4,292,638
NiSource Inc.	607,975	11,667,040
		15,959,678
Marine Transportation — 1.5%(1)
Republic of the Marshall Islands — 1.5%(1)
Teekay Offshore Partners L.P.	223,330	2,968,056
Natural Gas Gathering/Processing — 17.8%(1)
United States — 17.8%(1)
EnLink Midstream, LLC	162,268	2,737,461
Targa Resources Corp.	168,405	6,618,316
The Williams Companies, Inc.	706,210	25,819,038
		35,174,815
Natural Gas/Natural Gas Liquids Pipelines — 41.7%(1)
Canada — 7.5%(1)
TransCanada Corporation	467,913	14,781,372
United States — 34.2%(1)
Columbia Pipeline Group, Inc.	683,109	13,095,199
Kinder Morgan, Inc.	847,452	19,974,444
ONEOK, Inc.	442,735	13,051,828
Spectra Energy Corp	820,763	21,503,991
		82,406,834
Oil and Gas Production — 15.7%(1)
United States — 15.7%(1)
Anadarko Petroleum Corporation(2)	40,600	2,431,940
Antero Resources Corporation(2)(3)	24,100	496,701
Cabot Oil & Gas Corporation(2)	115,900	2,182,397
Carrizo Oil & Gas, Inc.(2)(3)	14,600	589,548
Cimarex Energy Co.(2)	18,300	2,178,066
Concho Resources Inc.(2)(3)	25,700	2,812,608
Continental Resources, Inc.(2)(3)	39,100	1,419,330
Diamondback Energy, Inc.(2)(3)	10,400	811,408
EOG Resources, Inc.(2)	53,700	4,480,191
EP Energy Corporation(2)(3)	41,200	233,192
EQT Corporation(2)	8,500	486,370
Gulfport Energy Corporation(2)(3)	17,800	452,476
Hess Corporation(2)	11,500	678,500
Laredo Petroleum, Inc.(2)(3)	55,500	604,395
Newfield Exploration Company(2)(3)	40,000	1,530,400
Noble Energy, Inc.(2)	43,200	1,584,144
Occidental Petroleum Corporation(2)	29,300	2,214,787
Pioneer Natural Resources Company(2)	25,200	3,647,700
Range Resources Corporation(2)	40,500	1,157,490
RSP Permian, Inc.(2)(3)	23,100	655,578
Whiting Petroleum Corporation(2)(3)	27,900	460,629
		31,107,850
Refined Product Pipelines — 1.7%(1)
United States — 1.7%(1)
VTTI Energy Partners LP	157,465	3,308,340
Total Common Stock
(Cost $240,254,055)		199,511,728

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	21

TTP Schedule of Investments (continued)
November 30, 2015

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 42.5%(1)

Crude Oil Pipelines — 15.0%(1)
United States — 15.0%(1)
Enbridge Energy Management, L.L.C.(4)	590,425	$14,725,206
Genesis Energy L.P.	18,700	735,845
Plains All American Pipeline, L.P.	194,400	4,817,232
Shell Midstream Partners, L.P.	55,452	1,933,611
Sunoco Logistics Partners L.P.	148,800	4,147,056
Tesoro Logistics LP	65,487	3,271,076
		29,630,026
Natural Gas/Natural Gas Liquids Pipelines — 10.7%(1)
United States — 10.7%(1)
Columbia Pipeline Partners LP	38,484	578,799
Energy Transfer Partners, L.P.	229,793	8,780,391
Enterprise Products Partners L.P.	291,728	7,406,974
EQT GP Holdings, LP	9,156	209,031
EQT Midstream Partners, LP	39,613	2,679,819
ONEOK Partners, L.P.	48,900	1,478,247
		21,133,261
Natural Gas Gathering/Processing — 8.3%(1)
United States — 8.3%(1)
Antero Midstream Partners LP	81,802	1,834,001
DCP Midstream Partners, LP	87,593	2,224,862
EnLink Midstream Partners, LP	55,955	834,849
MarkWest Energy Partners, L.P.	87,300	4,190,400
Rice Midstream Partners LP(5)	42,736	558,987
Targa Resources Partners LP	70,000	1,598,800
Western Gas Equity Partners, LP	46,500	1,939,980
Western Gas Partners, LP	66,387	3,187,904
		16,369,783
Refined Product Pipelines — 8.5%(1)
United States — 8.5%(1)
Buckeye Partners, L.P.	96,137	6,507,513
Magellan Midstream Partners, L.P.	44,609	2,789,401
MPLX LP	85,918	3,689,319
Phillips 66 Partners LP	39,672	2,300,976
Valero Energy Partners LP	31,129	1,442,207
		16,729,416
Total Master Limited Partnerships
and Related Companies (Cost $84,460,747)		83,862,486

Preferred Convertible — 0.7%(1)

Oil and Gas Production — 0.7%(1)
United States — 0.7%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $1,910,768)	39,500	1,466,240

Short-Term Investment — 0.2%(1)

United States Investment Company — 0.2%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(6) (Cost $301,313)	301,313	301,313
Total Investments — 144.4%(1)
(Cost $326,926,883)		285,141,767
Credit Facility Borrowings — (8.6)%(1)		(16,900,000)
Senior Notes — (27.3)%(1)		(54,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (8.1)%(1)		(16,000,000)
Total Value of Options Written
(Premiums received $527,888) — (0.2)%(1)		(421,709)
Other Assets and Liabilities — (0.2)%(1)		(377,264)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$197,442,794

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $558,987, which represents 0.3% of net assets. See Note 6 to the financial statements for further disclosure.
(6)	Rate indicated is the current yield as of November 30, 2015.

See accompanying Notes to Financial Statements.

22	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

TTP Schedule of Options Written
November 30, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	December 2015	$65.00	406	$(30,450)
Antero Resources Corporation	December 2015	26.00	241	(4,349)
Cabot Oil & Gas Corporation	December 2015	22.50	1,159	(37,088)
Carrizo Oil & Gas, Inc.	December 2015	42.50	146	(20,440)
Cimarex Energy Co.	December 2015	125.00	183	(35,685)
Concho Resources Inc.	December 2015	115.00	257	(47,545)
Continental Resources, Inc.	December 2015	38.00	391	(52,785)
Diamondback Energy, Inc.	December 2015	82.50	104	(18,720)
EOG Resources, Inc.	December 2015	92.50	537	(11,277)
EP Energy Corporation	December 2015	6.00	412	(12,360)
EQT Corporation	December 2015	65.00	85	(1,700)
Gulfport Energy Corporation	December 2015	31.00	178	(2,327)
Hess Corporation	December 2015	65.00	115	(4,370)
Laredo Petroleum, Inc.	December 2015	12.00	555	(16,650)
Newfield Exploration Company	December 2015	42.00	400	(11,000)
Noble Energy, Inc.	December 2015	40.00	432	(17,280)
Occidental Petroleum Corporation	December 2015	80.00	293	(6,153)
Pioneer Natural Resources Company	December 2015	155.00	252	(46,620)
Range Resources Corporation	December 2015	32.50	405	(17,820)
RSP Permian, Inc.	December 2015	30.00	231	(17,325)
Whiting Petroleum Corporation	December 2015	19.00	279	(9,765)

Total Value of Call Options Written
(Premiums received $527,888)				$(421,709)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	23

NDP Schedule of Investments
November 30, 2015

	Shares	Fair Value
Common Stock — 98.7%(1)
Oil and Gas Production — 98.7%(1)
Canada — 7.3%(1)
ARC Resources LTD.	334,600	$4,585,106
Cenovus Energy Inc.	153,200	2,267,360
Suncor Energy Inc.(2)(3)	347,800	9,599,280
The Netherlands — 2.5%(1)
Royal Dutch Shell plc (ADR)	114,500	5,697,520
United Kingdom — 1.5%(1)
BP p.l.c. (ADR)	96,400	3,335,440
United States — 87.4%(1)
Anadarko Petroleum Corporation(2)(3)	325,300	19,485,470
Antero Resources Corporation(2)(3)(4)	146,610	3,021,632
Cabot Oil & Gas Corporation(2)(3)	205,100	3,862,033
Carrizo Oil & Gas, Inc.(2)(3)(4)	188,500	7,611,630
Cimarex Energy Co.(2)(3)	80,673	9,601,700
Concho Resources Inc.(2)(3)(4)	101,943	11,156,642
Continental Resources, Inc.(2)(3)(4)	53,300	1,934,790
Devon Energy Corporation(2)(3)	291,734	13,422,681
Diamondback Energy, Inc.(2)(3)(4)	61,800	4,821,636
EOG Resources, Inc.(2)(3)	363,300	30,310,119
EP Energy Corporation(2)(3)(4)	142,700	807,682
EQT Corporation(2)(3)	282,685	16,175,236
Hess Corporation(2)(3)	31,993	1,887,587
Laredo Petroleum, Inc.(2)(3)(4)	175,940	1,915,987
Newfield Exploration Company(2)(3)(4)	246,788	9,442,109
Noble Energy, Inc.(2)(3)	292,456	10,724,362
Occidental Petroleum Corporation(2)(3)	186,100	14,067,299
Pioneer Natural Resources Company(2)(3)	181,315	26,245,346
Range Resources Corporation(2)(3)	197,400	5,641,692
RSP Permian, Inc.(2)(3)(4)	102,056	2,896,349
Whiting Petroleum Corporation(2)(3)(4)	113,627	1,875,982
Total Common Stock
(Cost $283,535,147)		222,392,670

Master Limited Partnerships
and Related Companies — 28.9%(1)
Crude Oil Pipelines — 10.0%(1)
United States — 10.0%(1)
Enbridge Energy Management, L.L.C.(5)	459,763	11,466,493
Plains All American Pipeline, L.P.	204,532	5,068,303
Rose Rock Midstream, L.P.	32,489	679,995
Shell Midstream Partners, L.P.	51,895	1,809,579
Tesoro Logistics LP	70,281	3,510,536
		22,534,906
Natural Gas/Natural Gas Liquids Pipelines — 6.2%(1)
United States — 6.2%(1)
Columbia Pipeline Partners LP	35,719	537,214
Energy Transfer Partners, L.P.	152,945	5,844,028
Enterprise Products Partners L.P.	229,988	5,839,395
EQT GP Holdings, LP	8,439	192,662
EQT Midstream Partners, LP	24,303	1,644,098
		14,057,397

Natural Gas Gathering/Processing — 4.8%(1)
United States — 4.8%(1)
Antero Midstream Partners LP	75,672	1,696,566
DCP Midstream Partners, LP	74,813	1,900,250
EnLink Midstream Partners, LP	86,700	1,293,564
Rice Midstream Partners LP(6)	40,357	527,870
Targa Resources Partners LP	113,412	2,590,330
Western Gas Partners, LP	6,100	292,922
Williams Partners L.P.	93,954	2,576,219
		10,877,721
Refined Product Pipelines — 7.9%(1)
United States — 7.9%(1)
Buckeye Partners, L.P.	49,673	3,362,365
Magellan Midstream Partners, L.P.	92,000	5,752,760
MPLX LP	99,026	4,252,177
Phillips 66 Partners LP	53,277	3,090,066
Valero Energy Partners LP	26,106	1,209,491
		17,666,859
Total Master Limited Partnerships
and Related Companies (Cost $70,539,056)		65,136,883

Preferred Convertible — 0.6%(1)
Oil and Gas Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation, 7.500%,
06/07/2018 (Cost $1,785,111)	36,900	1,369,728

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(7) (Cost $57,712)	57,712	57,712
Total Investments — 128.2%(1)
(Cost $355,917,026)		288,956,993
Total Value of Options Written
(Premiums received $1,900,591) — (0.6)%(1)		(1,434,019)
Credit Facility Borrowings — (27.4)%(1)		(61,800,000)
Other Assets and Liabilities — (0.2)%(1)		(313,415)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$225,409,559

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(3)	All or a portion of the security represents cover for outstanding call option contracts written.
(4)	Non-income producing security.
(5)	Security distributions are paid-in-kind.
(6)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $527,870, which represents 0.2% of net assets. See Note 6 to the financial statements for further disclosure.
(7)	Rate indicated is the current yield as of November 30, 2015.

See accompanying Notes to Financial Statements.

24	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

NDP Schedule of Options Written
November 30, 2015

Call Options Written	Expiration Date	Strike Price	Contracts	Fair Value
Anadarko Petroleum Corporation	December 2015	$67.50	3,253	$(146,385)
Antero Resources Corporation	December 2015	25.00	1,466	(21,990)
Cabot Oil & Gas Corporation	December 2015	25.00	2,051	(30,765)
Carrizo Oil & Gas, Inc.	December 2015	45.00	1,885	(94,250)
Cimarex Energy Co.	December 2015	130.00	806	(66,495)
Concho Resources Inc.	December 2015	120.00	1,019	(61,140)
Continental Resources, Inc.	December 2015	39.00	533	(55,965)
Devon Energy Corporation	December 2015	51.00	2,917	(71,467)
Diamondback Energy, Inc.	December 2015	85.00	618	(56,238)
EOG Resources, Inc.	December 2015	90.00	3,633	(170,751)
EP Energy Corporation	December 2015	6.50	1,427	(29,074)
EQT Corporation	December 2015	70.00	2,826	(42,390)
Hess Corporation	December 2015	65.00	319	(12,122)
Laredo Petroleum, Inc.	December 2015	14.00	1,759	(17,590)
Newfield Exploration Company	December 2015	45.00	2,467	(30,837)
Noble Energy, Inc.	December 2015	40.00	2,924	(116,960)
Occidental Petroleum Corporation	December 2015	80.00	1,861	(39,081)
Pioneer Natural Resources Company	December 2015	157.75	1,813	(289,027)
Range Resources Corporation	December 2015	40.00	1,974	(7,896)
RSP Permian, Inc.	December 2015	32.50	1,020	(30,008)
Suncor Energy Inc.	December 2015	30.00	3,478	(20,868)
Whiting Petroleum Corporation	December 2015	20.00	1,136	(22,720)

Total Value of Call Options Written
(Premiums received $1,900,591)				$(1,434,019)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	25

TPZ Schedule of Investments
November 30, 2015

	Principal
	Amount	Fair Value
Corporate Bonds — 73.3%(1)
Crude Oil Pipelines — 6.3%(1)
Canada — 2.9%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,353,750
United States — 3.4%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	5,041,250
		9,395,000
Local Distribution Companies — 7.1%(1)
United States — 7.1%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,407,020
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,021,560
		10,428,580
Natural Gas/Natural Gas Liquids Pipelines — 24.5%(1)
Canada — 4.5%(1)
TransCanada Corporation,
5.625%, 05/20/2075	7,000,000	6,650,000
United States — 20.0%(1)
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020(2)(3)	2,000,000	1,977,054
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,614,750
Kinder Morgan, Inc.,
6.500%, 09/15/2020(3)	4,000,000	4,138,568
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	5,790,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	3,678,750
ONEOK, Inc.,
7.500%, 09/01/2023	2,000,000	1,920,000
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019(2)	4,000,000	3,960,000
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,570,175
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	2,865,000
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,025,154
		36,189,451
Natural Gas Gathering/Processing — 4.9%(1)
United States — 4.9%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	3,000,000	3,200,952
The Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,057,216
		7,258,168
Oil and Gas Exploration and Production — 3.5%(1)
United States — 3.5%(1)
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	1,960,000
EQT Corporation,
8.125%, 06/01/2019	2,000,000	2,280,306
Range Resources Corporation,
5.000%, 03/15/2023	1,000,000	885,000
		5,125,306
Oilfield Services — 2.1%(1)
United States — 2.1%(1)
Pride International, Inc.,
8.500%, 06/15/2019(3)	3,000,000	3,080,250
Power/Utility — 24.9%(1)
United States — 24.9%(1)
The AES Corporation,
5.500%, 04/15/2025	4,000,000	3,590,000
CMS Energy Corp.,
8.750%, 06/15/2019(3)	5,185,000	6,244,202
Dominion Resources, Inc.,
5.750%, 10/01/2054(3)	4,000,000	4,087,520
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)(3)	3,000,000	3,415,089
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)(3)	2,000,000	2,248,336
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(3)	3,750,000	3,028,125
NRG Energy, Inc.,
6.250%, 07/15/2022	5,000,000	4,625,000
NRG Yield Operating LLC,
5.375%, 08/15/2024	2,500,000	2,273,800
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,142,994
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(3)	4,000,000	3,300,000
Wisconsin Energy Corp.,
6.250%, 05/15/2067(3)	3,450,000	2,829,000
		36,784,066
Total Corporate Bonds
(Cost $110,967,737)		108,260,821

See accompanying Notes to Financial Statements.

26	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

TPZ Schedule of Investments (continued)
November 30, 2015

	Shares	Fair Value
Master Limited Partnerships
and Related Companies — 39.8%(1)
Crude Oil Pipelines — 15.3%(1)
United States — 15.3%(1)
Enbridge Energy Management, L.L.C.(3)(4)	413,846	$10,321,325
Genesis Energy, L.P.	11,800	464,330
NuStar Energy L.P.(3)	20,684	827,774
Plains All American Pipeline, L.P.	152,928	3,789,556
Shell Midstream Partners, L.P.	31,927	1,113,294
Sunoco Logistics Partners L.P.(3)	137,931	3,844,137
Tesoro Logistics LP	44,417	2,218,629
		22,579,045
Natural Gas/Natural Gas Liquids Pipelines — 12.2%(1)
United States — 12.2%(1)
Energy Transfer Equity, L.P.	66,768	1,264,586
Energy Transfer Partners, L.P.(3)	157,266	6,009,134
Enterprise Products Partners L.P.	164,409	4,174,345
EQT GP Holdings, LP	5,552	126,752
EQT Midstream Partners, LP	24,627	1,666,017
ONEOK Partners, L.P.	129,203	3,905,807
Spectra Energy Partners, LP	19,446	823,927
		17,970,568
Natural Gas Gathering/Processing — 5.9%(1)
United States — 5.9%(1)
Antero Midstream Partners LP	50,644	1,135,438
DCP Midstream Partners, LP	52,040	1,321,816
EnLink Midstream Partners, LP	22,400	334,208
MarkWest Energy Partners, L.P.	56,700	2,721,600
Rice Midstream Partners LP(2)	28,091	367,430
Targa Resources Partners LP	86,500	1,975,660
Western Gas Partners, LP	18,799	902,728
		8,758,880
Refined Product Pipelines — 6.4%(1)
United States — 6.4%(1)
Buckeye Partners, L.P.(3)	46,153	3,124,097
Holly Energy Partners, L.P.	36,311	1,209,519
Magellan Midstream Partners, L.P.	52,999	3,314,027
Phillips 66 Partners LP	15,500	899,000
Valero Energy Partners LP	19,193	889,212
		9,435,855
Total Master Limited Partnerships and
Related Companies (Cost $38,822,286)		58,744,348

Common Stock — 19.1%(1)
Crude Oil Pipelines — 1.9%(1)
United States — 1.9%(1)
Plains GP Holdings, L.P.	234,249	2,871,893
Natural Gas/Natural Gas Liquids Pipelines — 8.8%(1)
United States — 8.8%(1)
Kinder Morgan, Inc.(3)	259,032	6,105,384
ONEOK, Inc.	104,616	3,084,080
Spectra Energy Corp	142,263	3,727,291
		12,916,755
Natural Gas Gathering/Processing — 4.8%(1)
United States — 4.8%(1)
EnLink Midstream LLC	47,828	806,858
Targa Resources Corp.	34,747	1,365,557
The Williams Companies, Inc.(5)	133,011	4,862,882
		7,035,297
Power/Utility — 2.9%(1)
United States — 2.9%(1)
InfraREIT, Inc.	184,668	3,724,754
NRG Yield, Inc.	36,989	523,024
		4,247,778
Refined Product Pipelines — 0.7%(1)
United States — 0.7%(1)
VTTI Energy Partners LP	50,626	1,063,652
Total Common Stock
(Cost $31,240,138)		28,135,375

Preferred Convertible — 0.6%(1)
Oil and Gas Exploration and Production — 0.6%(1)
United States — 0.6%(1)
Anadarko Petroleum Corporation, 7.500%
06/07/2018 (Cost $1,180,265)	24,400	905,728

Short-Term Investment — 0.1%(1)
United States Investment Company — 0.1%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.12%(6) (Cost $129,565)	129,565	129,565
Total Investments — 132.9%(1)
(Cost $182,339,991)		196,175,837
Interest Rate Swap Contracts — (0.2)%(1)
$26,000,000 notional — unrealized depreciation(7)		(357,764)
Credit Facility Borrowings — (33.8)%(1)		(49,900,000)
Other Assets and Liabilities — 1.1%(1)		1,644,605
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$147,562,678

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been valued in accordance with fair value procedures, as more fully described in Note 2 to the financial statements and have a total fair value of $39,409,250, which represents 26.7% of net assets. See Note 6 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(4)	Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $357,764.
(6)	Rate indicated is the current yield as of November 30, 2015.
(7)	See Note 11 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	27

Statements of Assets & Liabilities
November 30, 2015

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Assets
Investments at fair value(1)	$2,787,401,692	$1,482,324,850
Receivable for Adviser fee waiver	—	131,828
Receivable for investments sold	176,433	93,702
Dividends, distributions and interest receivable from investments	368,264	187,041
Prepaid expenses and other assets	5,986,712	1,172,829
Total assets	2,793,933,101	1,483,910,250
Liabilities
Call options written, at fair value(2)	—	—
Payable to Adviser	4,649,076	2,504,730
Accrued directors’ fees and expenses	8,225	7,851
Accrued expenses and other liabilities	9,075,619	3,234,688
Unrealized depreciation of interest rate swap contracts	563,568	—
Current tax liability	21,465,656	198,764
Deferred tax liability	446,437,890	100,755,176
Credit facility borrowings	66,000,000	62,800,000
Senior notes	545,000,000	348,000,000
Mandatory redeemable preferred stock	295,000,000	90,000,000
Total liabilities	1,388,200,034	607,501,209
Net assets applicable to common stockholders	$1,405,733,067	$876,409,041
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value per share	$48,017	$47,000
Additional paid-in capital	1,070,362,221	718,226,464
Undistributed (accumulated) net investment income (loss), net of income taxes	(169,190,641)	(95,907,345)
Undistributed (accumulated) net realized gain (loss), net of income taxes	748,720,080	224,937,303
Net unrealized appreciation (depreciation), net of income taxes	(244,206,610)	29,105,619
Net assets applicable to common stockholders	$1,405,733,067	$876,409,041
Capital shares:
Authorized	100,000,000	100,000,000
Outstanding	48,016,591	47,000,211
Net Asset Value per common share outstanding (net assets applicable
to common stock, divided by common shares outstanding)	$29.28	$18.65

(1) Investments at cost	$2,304,716,494	$1,438,370,713
(2) Call options written, premiums received	$—	$—

See accompanying Notes to Financial Statements.

28	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$285,141,767	$288,956,993	$196,175,837
52,162	49,719	—
—	10,116	—
561,356	300,729	2,098,289
283,661	12,685	8,309
286,038,946	289,330,242	198,282,435

421,709	1,434,019	—
573,782	546,905	328,547
9,409	8,760	8,665
691,252	130,999	124,781
—	—	357,764
—	—	—
—	—	—
16,900,000	61,800,000	49,900,000
54,000,000	—	—
16,000,000	—	—
88,596,152	63,920,683	50,719,757
$197,442,794	$225,409,559	$147,562,678

$10,016	$14,516	$6,951
235,008,710	317,606,359	129,482,470
6,326,031	2,309,980	4,883,298
(2,222,240)	(28,026,279)	(288,183)
(41,679,723)	(66,495,017)	13,478,142
$197,442,794	$225,409,559	$147,562,678

100,000,000	100,000,000	100,000,000
10,016,413	14,516,071	6,951,333

$19.71	$15.53	$21.23

$326,926,883	$355,917,026	$182,339,991
$527,888	$1,900,591	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	29

Statements of Operations
Year Ended November 30, 2015

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Investment Income
Distributions from master limited partnerships	$206,982,373	$112,976,648
Dividends and distributions from common stock	411,191	679,519
Distributions and interest from preferred convertible security	724,245	367,838
Less return of capital on distributions	(176,407,039)	(100,038,822)
Less foreign taxes withheld	—	—
Net dividends and distributions from investments	31,710,770	13,985,183
Interest from corporate bonds	—	—
Dividends from money market mutual funds	121	112
Total Investment Income	31,710,891	13,985,295
Operating Expenses
Advisory fees	34,636,877	18,335,407
Administrator fees	562,886	472,000
Directors’ fees	306,631	217,301
Professional fees	315,940	215,762
Stockholder communication expenses	244,825	158,015
Custodian fees and expenses	158,986	82,001
Fund accounting fees	104,665	84,665
Registration fees	80,519	45,184
Franchise fees	40,582	15,528
Stock transfer agent fees	23,187	11,800
Other operating expenses	177,898	103,195
Total Operating Expenses	36,652,996	19,740,858
Leverage Expenses
Interest expense	21,019,309	12,354,571
Distributions to mandatory redeemable preferred stockholders	12,260,147	3,737,002
Amortization of debt issuance costs	885,895	379,790
Other leverage expenses	389,366	174,117
Total Leverage Expenses	34,554,717	16,645,480
Total Expenses	71,207,713	36,386,338
Less fees waived by Adviser	—	(1,056,781)
Net Expenses	71,207,713	35,329,557
Net Investment Income (Loss), before Income Taxes	(39,496,822)	(21,344,262)
Deferred tax benefit	9,833,687	6,414,252
Net Investment Income (Loss)	(29,663,135)	(14,930,010)
Realized and Unrealized Gain (Loss) on Investments and Interest Rate Swaps
Net realized gain (loss) on investments	384,782,269	117,601,977
Net realized gain on options	—	—
Net realized loss on interest rate swap settlements	(360,184)	—
Net realized loss on termination of interest rate swap contracts	(4,690,062)	—
Net realized loss on foreign currency and translation of other assets
and liabilities denominated in foreign currency	—	—
Net realized gain (loss), before income taxes	379,732,023	117,601,977
Current tax expense	(66,785,732)	(200,550)
Deferred tax expense	(73,440,377)	(43,068,195)
Income tax expense, net	(140,226,109)	(43,268,745)
Net realized gain (loss)	239,505,914	74,333,232
Net unrealized depreciation of investments	(1,665,038,622)	(799,724,794)
Net unrealized depreciation of options	—	—
Net unrealized appreciation (depreciation) of interest rate swap contracts	2,175,239	—
Net unrealized appreciation (depreciation) of other assets
and liabilities due to foreign currency translation	—	—
Net unrealized depreciation, before income taxes	(1,662,863,383)	(799,724,794)
Deferred tax benefit	614,056,352	294,239,001
Net unrealized depreciation	(1,048,807,031)	(505,485,793)
Net Realized and Unrealized Loss	(809,301,117)	(431,152,561)
Net Decrease in Net Assets Applicable to Common Stockholders
Resulting from Operations	$(838,964,252)	$(446,082,571)

See accompanying Notes to Financial Statements.

30	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$5,089,254	$3,849,426	$3,248,938
10,797,629	3,683,839	1,556,612
72,830	68,036	44,989
(6,347,338)	(4,103,040)	(2,860,652)
(293,815)	(217,899)	(3,909)
9,318,560	3,280,362	1,985,978
—	—	7,447,274
189	175	128
9,318,749	3,280,537	9,433,380

4,198,749	3,824,305	2,248,052
153,528	139,911	99,812
111,393	110,393	84,905
145,880	141,289	187,194
87,315	66,468	102,198
24,368	22,302	11,864
52,013	51,830	25,572
24,419	24,749	28,189
—	—	—
13,299	12,299	15,790
46,893	46,128	29,017
4,857,857	4,439,674	2,832,593

1,760,951	589,718	488,667
686,401	—	—
78,906	—	—
171,137	—	—
2,697,395	589,718	488,667
7,555,252	5,029,392	3,321,260
(399,580)	(363,613)	(10,433)
7,155,672	4,665,779	3,310,827
2,163,077	(1,385,242)	6,122,553
—	—	—
2,163,077	(1,385,242)	6,122,553

13,434,104	(31,117,629)	5,772,151
2,043,296	7,229,652	—
—	—	(371,949)
—	—	—

(31,000)	(8,515)	(624)
15,446,400	(23,896,492)	5,399,578
—	—	—
—	—	—
—	—	—
15,446,400	(23,896,492)	5,399,578
(151,370,226)	(53,599,315)	(60,107,062)
(239,909)	(763,875)	—
—	—	(2,051)

517	(11)	—
(151,609,618)	(54,363,201)	(60,109,113)
—	—	—
(151,609,618)	(54,363,201)	(60,109,113)
(136,163,218)	(78,259,693)	(54,709,535)

$(134,000,141)	$(79,644,935)	$(48,586,982)

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	31

Statements of Changes in Net Assets

	Tortoise Energy Infrastructure Corp.		Tortoise MLP Fund, Inc.
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2015	2014	2015	2014
Operations
Net investment income (loss)	$(29,663,135)	$(24,421,479)	$(14,930,010)	$(25,445,655)
Net realized gain (loss)	239,505,914	159,101,397	74,333,232	72,738,518
Net unrealized appreciation (depreciation)	(1,048,807,031)	98,922,717	(505,485,793)	117,963,056
Net increase (decrease) in net assets
applicable to common stockholders
resulting from operations	(838,964,252)	233,602,635	(446,082,571)	165,255,919
Distributions to Common Stockholders
Net investment income	—	—	—	—
Net realized gain	—	—	—	—
Return of capital	(124,362,971)	(92,193,217)	(79,430,357)	(79,195,356)
Total distributions to common stockholders	(124,362,971)	(92,193,217)	(79,430,357)	(79,195,356)
Capital Stock Transactions
Proceeds from shelf offerings of common shares	—	4,178,193	—	—
Issuance of common shares in connection with
the mergers with Tortoise Energy Capital
Corporation (“TYY”) and Tortoise North
American Energy Corporation (“TYN”)	—	976,938,241	—	—
Redemption of common shares from fractional
shares issued during mergers	—	(105,111)	—	—
Underwriting discounts and offering expenses
associated with the issuance of common stock	(7,291)	(234,958)	(4,308)	—
Issuance of common shares from reinvestment
of distributions to stockholders	—	1,120,731	—	—
Net increase in net assets applicable
to common stockholders from capital
stock transactions	(7,291)	981,897,096	(4,308)	—
Total increase (decrease) in net assets applicable
to common stockholders	(963,334,514)	1,123,306,514	(525,517,236)	86,060,563
Net Assets
Beginning of year	2,369,067,581	1,245,761,067	1,401,926,277	1,315,865,714
End of year	$1,405,733,067	$2,369,067,581	$876,409,041	$1,401,926,277
Undistributed (accumulated) net investment
income (loss), net of income taxes,
end of year	$(169,190,641)	$(139,527,506)	$(95,907,345)	$(80,977,335)
Transactions in common shares
Shares outstanding at beginning of year	48,016,591	28,732,841	47,000,211	47,000,211
Shares issued through mergers with TYY and TYN	—	19,174,190	—	—
Redemption of fractional shares issued
through mergers	—	(2,063)	—	—
Shares sold through shelf offerings	—	86,387	—	—
Shares issued through reinvestment of
distributions	—	25,236	—	—
Shares outstanding at end of year	48,016,591	48,016,591	47,000,211	47,000,211

See accompanying Notes to Financial Statements.

32	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

				Tortoise Power and Energy
Tortoise Pipeline & Energy Fund, Inc.		Tortoise Energy Independence Fund, Inc.		Infrastructure Fund, Inc.
Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
November 30,	November 30,	November 30,	November 30,	November 30,	November 30,
2015	2014	2015	2014	2015	2014

$2,163,077	$759,309	$(1,385,242)	$(1,814,024)	$6,122,553	$5,606,534
15,446,400	21,934,836	(23,896,492)	40,537,273	5,399,578	13,767,025
(151,609,618)	40,810,490	(54,363,201)	(67,333,166)	(60,109,113)	11,617,368

(134,000,141)	63,504,635	(79,644,935)	(28,609,917)	(48,586,982)	30,990,927

(3,400,129)	(216,175)	(7,821)	(59,272)	(6,309,193)	(6,289,617)
(16,131,876)	(16,110,578)	—	(24,061,484)	(13,588,998)	(4,137,383)
—	—	(25,395,303)	(1,282,368)	—	—
(19,532,005)	(16,326,753)	(25,403,124)	(25,403,124)	(19,898,191)	(10,427,000)
—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

—	—	—	—	—	—

(153,532,146)	47,177,882	(105,048,059)	(54,013,041)	(68,485,173)	20,563,927

350,974,940	303,797,058	330,457,618	384,470,659	216,047,851	195,483,924
$197,442,794	$350,974,940	$225,409,559	$330,457,618	$147,562,678	$216,047,851

$6,326,031	$5,368,018	$2,309,980	$2,770,264	$4,883,298	$3,918,990

10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333
—	—	—	—	—	—

—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—
10,016,413	10,016,413	14,516,071	14,516,071	6,951,333	6,951,333

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	33

Statements of Cash Flows
Year Ended November 30, 2015

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Cash Flows From Operating Activities
Dividends, distributions and interest received from investments	$207,749,672	$113,837,082
Purchases of long-term investments	(496,081,829)	(348,251,799)
Proceeds from sales of long-term investments	610,363,655	356,554,696
Sales (purchases) of short-term investments, net	(18,781)	68,575
Call options written, net	—	—
Payments on interest rate swap contracts, net	(5,050,246)	—
Interest received on securities sold, net	—	—
Interest expense paid	(21,130,284)	(12,484,669)
Distributions to mandatory redeemable preferred stockholders	(9,687,084)	(3,737,002)
Other leverage expenses paid	(348,644)	(173,313)
Income taxes paid	(95,970,594)	(582,786)
Operating expenses paid	(38,993,102)	(19,696,119)
Net cash provided by operating activities	150,832,763	85,534,665
Cash Flows From Financing Activities
Advances from revolving credit facilities	549,500,000	228,150,000
Repayments on revolving credit facilities	(646,300,000)	(234,250,000)
Issuance of mandatory redeemable preferred stock	71,000,000	—
Issuance of senior notes	150,000,000	—
Maturity of senior notes	(149,400,000)	—
Debt issuance costs	(1,195,391)	—
Common stock issuance costs	(74,401)	(4,308)
Distributions paid to common stockholders	(124,362,971)	(79,430,357)
Net cash used in financing activities	(150,832,763)	(85,534,665)
Net change in cash	—	—
Cash — beginning of year	—	—
Cash — end of year	$—	$—

See accompanying Notes to Financial Statements.

34	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.
$15,708,116	$7,574,395	$12,899,808
(71,856,991)	(66,711,602)	(72,861,769)
85,087,530	76,012,498	75,865,625
(239,281)	280,321	(83,255)
2,210,667	7,529,978	—
—	—	(371,949)
—	—	295,282
(1,713,058)	(590,615)	(488,547)
(686,401)	—	—
(137,697)	—	—
—	—	—
(4,684,166)	(4,291,851)	(2,857,004)
23,688,719	19,803,124	12,398,191

73,500,000	54,000,000	55,100,000
(82,600,000)	(48,400,000)	(47,600,000)
—	—	—
22,000,000	—	—
(17,000,000)	—	—
(56,714)	—	—
—	—	—
(19,532,005)	(25,403,124)	(19,898,191)
(23,688,719)	(19,803,124)	(12,398,191)
—	—	—
—	—	—
$—	$—	$—

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	35

Statements of Cash Flows (continued)
Year Ended November 30, 2015

	Tortoise Energy
	Infrastructure	Tortoise MLP
	Corp.	Fund, Inc.
Reconciliation of net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net decrease in net assets applicable to common stockholders resulting from operations	$(838,964,252)	$(446,082,571)
Adjustments to reconcile net decrease in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(484,675,149)	(339,244,922)
Proceeds from sales of long-term investments	598,962,950	347,504,003
Sales (purchases) of short-term investments, net	(18,781)	68,575
Call options written, net	—	—
Return of capital on distributions received	176,407,039	100,038,822
Deferred tax benefit	(550,449,662)	(257,585,058)
Net unrealized depreciation	1,662,863,383	799,724,794
Amortization of market premium, net	—	—
Net realized (gain) loss	(384,782,269)	(117,601,977)
Amortization of debt issuance costs	885,895	379,790
Changes in operating assets and liabilities:
(Increase) decrease in dividends, distributions and interest receivable from investments	(368,264)	(187,041)
Decrease in receivable for investments sold	11,400,705	9,050,693
Decrease in receivable for call options written	—	—
(Increase) decrease in prepaid expenses and other assets	(50,644)	(55,954)
Decrease in payable for investments purchased	(11,406,680)	(9,006,877)
Decrease in payable to Adviser, net of fees waived	(2,090,017)	(940,637)
Decrease in current tax liability	(29,184,862)	(382,236)
Increase (decrease) in accrued expenses and other liabilities	2,303,371	(144,739)
Total adjustments	989,797,015	531,617,236
Net cash provided by operating activities	$150,832,763	$85,534,665

See accompanying Notes to Financial Statements.

36	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

		Tortoise Power
Tortoise Pipeline	Tortoise Energy	and Energy
& Energy	Independence	Infrastructure
Fund, Inc.	Fund, Inc.	Fund, Inc.

$(134,000,141)	$(79,644,935)	$(48,586,982)

(71,856,991)	(54,618,915)	(72,861,769)
84,669,165	69,470,812	75,865,625
(239,281)	280,321	(83,255)
2,133,828	7,529,978	—
6,347,338	4,103,040	2,860,652
—	—	—
151,609,618	54,363,201	60,109,113
—	—	600,053
(15,446,400)	23,896,492	(5,771,527)
78,906	—	—

42,029	190,818	301,005
418,365	6,541,686	—
76,839	—	—
32,660	(940)	38,836
—	(12,092,687)	—
(205,812)	(197,158)	(58,203)
—	—	—
28,596	(18,589)	(15,357)
157,688,860	99,448,059	60,985,173
$23,688,719	$19,803,124	$12,398,191

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	37

TYG Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
Per Common Share Data(1)
Net Asset Value, beginning of year	$49.34	$43.36	$36.06	$33.37	$32.91
Income (Loss) from Investment Operations
Net investment loss(2)	(0.62)	(0.66)	(0.73)	(0.64)	(0.77)
Net realized and unrealized gain (loss) on investments
and interest rate swap contracts(2)	(16.85)	9.01	10.27	5.51	3.35
Total income (loss) from investment operations	(17.47)	8.35	9.54	4.87	2.58
Distributions to Common Stockholders
Return of capital	(2.59)	(2.38)	(2.29)	(2.25)	(2.20)
Capital Stock Transactions
Premiums less underwriting discounts and offering
costs on issuance of common stock(3)	(0.00)	0.01	0.05	0.07	0.08
Net Asset Value, end of year	$29.28	$49.34	$43.36	$36.06	$33.37
Per common share market value, end of year	$26.57	$46.10	$49.76	$39.17	$39.35
Total Investment Return Based on Market Value(4)	(37.86)%	(2.54)%	33.77%	5.62%	15.25%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$1,405,733	$2,369,068	$1,245,761	$1,020,421	$925,419
Average net assets (000’s)	$1,974,038	$1,837,590	$1,167,339	$989,745	$912,567
Ratio of Expenses to Average Net Assets
Advisory fees	1.76%	1.65%	1.61%	1.60%	1.57%
Other operating expenses	0.10	0.13	0.12	0.13	0.16
Total operating expenses, before fee waiver	1.86	1.78	1.73	1.73	1.73
Fee waiver(5)	—	(0.00)	(0.00)	(0.01)	(0.01)
Total operating expenses	1.86	1.78	1.73	1.72	1.72
Leverage expenses	1.75	1.38	1.59	1.67	1.75
Income tax expense (benefit)(6)	(24.50)	7.81	14.05	8.37	4.63
Total expenses	(20.89)%	10.97%	17.37%	11.76%	8.10%

See accompanying Notes to Financial Statements.

38	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
Ratio of net investment loss to average net assets
before fee waiver	(1.50)%	(1.33)%	(1.78)%	(1.82)%	(2.32)%
Ratio of net investment loss to average net assets
after fee waiver	(1.50)%	(1.33)%	(1.78)%	(1.81)%	(2.31)%
Portfolio turnover rate	12.94%	15.33%	13.40%	12.86%	17.70%
Credit facility borrowings, end of year (000’s)	$66,000	$162,800	$27,600	$63,400	$47,900
Senior notes, end of year (000’s)	$545,000	$544,400	$300,000	$194,975	$194,975
Preferred stock, end of year (000’s)	$295,000	$224,000	$80,000	$73,000	$73,000
Per common share amount of senior notes outstanding,
end of year	$11.35	$11.34	$10.44	$6.89	$7.03
Per common share amount of net assets,
excluding senior notes, end of year	$40.63	$60.68	$53.80	$42.95	$40.40
Asset coverage, per $1,000 of principal amount
of senior notes and credit facility borrowings(7)	$3,784	$4,667	$5,047	$5,232	$5,111
Asset coverage ratio of senior notes and
credit facility borrowings(7)	378%	467%	505%	523%	511%
Asset coverage, per $10 liquidation value per share
of mandatory redeemable preferred stock(8)	$26	$35	$41	$41	$39
Asset coverage ratio of preferred stock(8)	255%	354%	406%	408%	393%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premium on the shelf offerings of $0.02 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2014. Represents the premium on the shelf offerings of $0.06 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2013. Represents the premium on the shelf offerings of $0.08 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2012. Represents the premium on the shelf offerings of $0.09 per share, less the underwriting and offering costs of $0.01 per share for the year ended November 30, 2011.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TYG’s dividend reinvestment plan.
(5)	Less than 0.01% for the years ended November 30, 2014 and 2013.
(6)	For the year ended November 30, 2015, TYG accrued $66,785,732 for net current income tax expense and $550,449,662 for net deferred income tax benefit. For the year ended November 30, 2014, TYG accrued $52,981,532 for current income tax expense and $90,477,388 for net deferred income tax expense. For the year ended November 30, 2013, TYG accrued $23,290,478 for net current income tax expense and $140,745,675 for net deferred income tax expense. For the year ended November 30, 2012, TYG accrued $16,189,126 for current income tax expense and $66,613,182 for net deferred income tax expense. For the year ended November 30, 2011, TYG accrued $8,950,455 for current income tax expense and $33,248,897 for net deferred income tax expense.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	39

NTG Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
Per Common Share Data(1)
Net Asset Value, beginning of year	$29.83	$28.00	$24.50	$24.54	$24.91
Income (Loss) from Investment Operations
Net investment loss(2)	(0.32)	(0.54)	(0.42)	(0.40)	(0.34)
Net realized and unrealized gain (loss) on investments(2)	(9.17)	4.06	5.59	2.02	1.61
Total income (loss) from investment operations	(9.49)	3.52	5.17	1.62	1.27
Distributions to Common Stockholders
Return of capital	(1.69)	(1.69)	(1.67)	(1.66)	(1.64)
Capital stock transactions
Premiums less underwriting discounts and offering
costs on issuance of common stock(3)	(0.00)	—	0.00	0.00	—
Net Asset Value, end of year	$18.65	$29.83	$28.00	$24.50	$24.54
Per common share market value, end of year	$16.18	$27.97	$27.22	$24.91	$24.84
Total Investment Return Based on Market Value(4)	(37.08)%	9.08%	16.27%	7.14%	9.88%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$876,409	$1,401,926	$1,315,866	$1,140,635	$1,127,592
Average net assets (000’s)	$1,174,085	$1,404,751	$1,274,638	$1,157,421	$1,140,951
Ratio of Expenses to Average Net Assets
Advisory fees	1.56%	1.48%	1.38%	1.34%	1.30%
Other operating expenses	0.12	0.10	0.10	0.10	0.13
Total operating expenses, before fee waiver	1.68	1.58	1.48	1.44	1.43
Fee waiver	(0.09)	(0.16)	(0.23)	(0.28)	(0.32)
Total operating expenses	1.59	1.42	1.25	1.16	1.11
Leverage expenses	1.42	1.09	1.08	1.20	1.22
Income tax expense (benefit)(5)	(21.92)	7.04	11.09	3.86	3.11
Total expenses	(18.91)%	9.55%	13.42%	6.22%	5.44%

See accompanying Notes to Financial Statements.

40	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
Ratio of net investment loss to average net assets
before fee waiver	(1.36)%	(1.97)%	(1.76)%	(1.88)%	(1.69)%
Ratio of net investment loss to average net assets
after fee waiver	(1.27)%	(1.81)%	(1.53)%	(1.60)%	(1.37)%
Portfolio turnover rate	17.54%	18.09%	13.42%	15.14%	19.57%
Credit facility borrowings, end of year (000’s)	$62,800	$68,900	$27,200	$23,900	$10,100
Senior notes, end of year (000’s)	$348,000	$348,000	$255,000	$255,000	$255,000
Preferred stock, end of year (000’s)	$90,000	$90,000	$90,000	$90,000	$90,000
Per common share amount of senior notes outstanding,
end of year	$7.40	$7.40	$5.43	$5.48	$5.55
Per common share amount of net assets, excluding
senior notes, end of year	$26.05	$37.23	$33.43	$29.98	$30.09
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(6)	$3,353	$4,579	$5,982	$5,412	$5,593
Asset coverage ratio of senior notes and
credit facility borrowings(6)	335%	458%	598%	541%	559%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(7)	$69	$94	$113	$102	$104
Asset coverage ratio of preferred stock(7)	275%	377%	454%	409%	418%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(3)	Represents underwriting and offering costs of less than $0.01 per share for the year ended November 30, 2015. Represents the premiums on the shelf offerings of less than $0.01 per share, less the underwriter discount and offering costs of less than $0.01 per share for the years ended November 30, 2013 and 2012. Amount is less than $0.01 for the years ended November 30, 2015, 2013 and 2012.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). This calculation also assumes reinvestment of distributions at actual prices pursuant to NTG’s dividend reinvestment plan.
(5)	For the year ended November 30, 2015, NTG accrued $200,550 for current income tax expense and $257,585,058 for net deferred income tax benefit. For the year ended November 30, 2014, NTG accrued $581,000 for current income tax expense and $98,329,597 for net deferred income tax expense. For the year ended November 30, 2013, NTG accrued $141,332,523 for net deferred income tax expense. For the year ended November 30, 2012, NTG accrued $44,677,351 for net deferred income tax expense. For the year ended November 30, 2011, NTG accrued $20,589 for current income tax benefit and $35,466,770 for net deferred income tax expense.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.
(7)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the year divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	41

TTP Financial Highlights

					Period from
					October 31, 2011(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
Per Common Share Data(2)
Net Asset Value, beginning of period	$35.04	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	0.22	0.08	0.10	0.12	(0.02)
Net realized and unrealized gain (loss)(3)	(13.60)	6.26	6.62	2.33	0.61
Total income (loss) from investment operations	(13.38)	6.34	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.34)	(0.02)	(0.57)	(0.24)	—
Net realized gain	(1.61)	(1.61)	(1.03)	(1.07)	—
Return of capital	—	—	(0.03)	(0.32)	—
Total distributions to common stockholders	(1.95)	(1.63)	(1.63)	(1.63)	—
Underwriting discounts and offering costs
on issuance of common stock(4)	—	—	—	—	(1.17)
Net Asset Value, end of period	$19.71	$35.04	$30.33	$25.24	$24.42
Per common share market value, end of period	$17.47	$32.50	$28.11	$24.15	$25.01
Total Investment Return Based on Market Value(5)(6)	(41.19)%	21.68%	23.44%	3.18%	0.04%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$197,443	$350,975	$303,797	$252,508	$244,264
Average net assets (000’s)	$292,473	$357,486	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.44%	1.37%	1.42%	1.44%	1.17%
Other operating expenses	0.22	0.18	0.19	0.21	0.56
Total operating expenses, before fee waiver	1.66	1.55	1.61	1.65	1.73
Fee waiver	(0.14)	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.52	1.36	1.35	1.32	1.46
Leverage expenses	0.93	0.75	0.90	1.03	0.31
Total expenses	2.45%	2.11%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements.

42	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

					Period from
					October 31, 2011(1)
	Year Ended	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
Ratio of net investment income (loss) to average net assets
before fee waiver(7)	0.60%	0.02%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to average net assets
after fee waiver(7)	0.74%	0.21%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	18.84%	18.45%	31.43%	34.65%	1.68%
Credit facility borrowings, end of period (000’s)	$16,900	$26,000	$22,200	$16,600	—
Senior notes, end of period (000’s)	$54,000	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior notes outstanding,
end of period	$5.39	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets, excluding
senior notes, end of period	$25.10	$39.93	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal amount of
senior notes and credit facility borrowings(8)	$4,010	$5,893	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and
credit facility borrowings(8)	401%	589%	549%	509%	1,130%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(9)	$82	$121	$112	$102	$213
Asset coverage ratio of preferred stock(9)	327%	486%	448%	409%	852%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.
(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TTP’s dividend reinvestment plan.
(7)	Annualized for periods less than one full year.
(8)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	43

NDP Financial Highlights

				Period from
				July 31, 2012(1)
	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
Per Common Share Data(2)
Net Asset Value, beginning of period	$22.76	$26.49	$22.73	$—
Public offering price	—	—	—	25.00
Income (Loss) from Investment Operations
Net investment income (loss)(3)	(0.10)	(0.12)	0.01	0.04
Net realized and unrealized gain (loss)(3)	(5.38)	(1.86)	5.50	(0.65)
Total income (loss) from investment operations	(5.48)	(1.98)	5.51	(0.61)
Distributions to Common Stockholders
Net investment income(4)	(0.00)	(0.00)	(0.27)	(0.03)
Net realized gain	—	(1.66)	(1.42)	(0.36)
Return of capital	(1.75)	(0.09)	(0.06)	(0.05)
Total distributions to common stockholders	(1.75)	(1.75)	(1.75)	(0.44)
Underwriting discounts and offering costs on issuance of common stock(5)	—	—	—	(1.22)
Net Asset Value, end of period	$15.53	$22.76	$26.49	$22.73
Per common share market value, end of period	$13.18	$21.29	$24.08	$22.33
Total Investment Return Based on Market Value(6)(7)	(31.05)%	(5.16)%	15.83%	(8.89)%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$225,410	$330,458	$384,471	$329,676
Average net assets (000’s)	$288,672	$413,380	$366,900	$334,232
Ratio of Expenses to Average Net Assets(8)
Advisory fees	1.33%	1.25%	1.25%	1.18%
Other operating expenses	0.21	0.16	0.16	0.20
Total operating expenses, before fee waiver	1.54	1.41	1.41	1.38
Fee waiver	(0.13)	(0.17)	(0.17)	(0.16)
Total operating expenses	1.41	1.24	1.24	1.22
Leverage expenses	0.21	0.14	0.16	0.10
Total expenses	1.62%	1.38%	1.40%	1.32%

See accompanying Notes to Financial Statements.

44	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

				Period from
				July 31, 2012(1)
	Year Ended	Year Ended	Year Ended	through
	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012
Ratio of net investment income (loss) to average net assets
before fee waiver(8)	(0.61)%	(0.61)%	(0.13)%	0.38%
Ratio of net investment income (loss) to average net assets
after fee waiver(8)	(0.48)%	(0.44)%	0.04%	0.54%
Portfolio turnover rate(6)	15.63%	43.21%	45.56%	15.68%
Credit facility borrowings, end of period (000’s)	$61,800	$56,200	$56,300	$49,000
Asset coverage, per $1,000 of principal amount of
credit facility borrowings(9)	$4,647	$6,880	$7,829	$7,728
Asset coverage ratio of credit facility borrowings(9)	465%	688%	783%	773%

(1)	Commencement of operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)	The per common share data for the years ended November 30, 2014 and 2013 and the period from July 31, 2012 through November 30, 2012 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(4)	Less than $0.01 for the years ended November 30, 2015 and 2014.
(5)	Represents the dilution per common share from underwriting and other offering costs for the period from July 31, 2012 through November 30, 2012.
(6)	Not annualized for periods less than one full year.
(7)	Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to NDP’s dividend reinvestment plan.
(8)	Annualized for periods less than one full year.
(9)	Represents value of total assets less all liabilities and indebtedness not represented by credit facility borrowings at the end of the period divided by credit facility borrowings outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	45

TPZ Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
Per Common Share Data(1)
Net Asset Value, beginning of year	$31.08	$28.12	$26.76	$25.37	$24.47
Income (loss) from Investment Operations
Net investment income(2)	0.88	0.81	0.76	0.72	0.72
Net realized and unrealized gain (loss)(2)	(7.87)	3.65	2.10	2.17	1.68
Total income (loss) from investment operations	(6.99)	4.46	2.86	2.89	2.40
Distributions to Common Stockholders
Net investment income	(0.91)	(0.90)	(0.50)	(0.88)	(0.79)
Net realized gain	(1.95)	(0.60)	(1.00)	(0.62)	(0.57)
Return of capital	—	—	—	—	(0.14)
Total distributions to common stockholders	(2.86)	(1.50)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of year	$21.23	$31.08	$28.12	$26.76	$25.37
Per common share market value, end of year	$18.53	$26.90	$24.74	$25.26	$24.18
Total Investment Return Based on Market Value(3)	(22.54)%	14.94%	3.80%	10.83%	11.49%
Total Investment Return Based on Net Asset Value(4)	(23.19)%	16.84%	11.36%	11.90%	10.24%

Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of year (000’s)	$147,563	$216,048	$195,484	$186,034	$176,329
Average net assets (000’s)	$187,752	$208,698	$193,670	$182,224	$173,458
Ratio of Expenses to Average Net Assets
Advisory fees	1.20%	1.12%	1.13%	1.13%	1.13%
Other operating expenses	0.31	0.26	0.26	0.27	0.28
Total operating expenses, before fee waiver	1.51	1.38	1.39	1.40	1.41
Fee waiver	(0.01)	(0.07)	(0.12)	(0.12)	(0.18)
Total operating expenses	1.50	1.31	1.27	1.28	1.23
Leverage expenses	0.26	0.19	0.25	0.44	0.42
Current foreign tax expense(5)	—	—	—	—	0.00
Total expenses	1.76%	1.50%	1.52%	1.72%	1.65%

See accompanying Notes to Financial Statements.

46	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,	November 30,
	2015	2014	2013	2012	2011
Ratio of net investment income to average net assets
before fee waiver	3.25%	2.62%	2.62%	2.64%	2.70%
Ratio of net investment income to average net assets
after fee waiver	3.26%	2.69%	2.74%	2.76%	2.88%
Portfolio turnover rate	30.99%	18.39%	12.21%	13.67%	8.78%
Credit facility borrowings, end of year (000’s)	$49,900	$42,400	$37,400	$16,400	$13,000
Senior notes, end of year (000’s)	—	—	—	$20,000	$20,000
Per common share amount of senior notes outstanding,
end of year	—	—	—	$2.88	$2.88
Per common share amount of net assets, excluding
senior notes, end of year	$21.23	$31.08	$28.12	$29.64	$28.25
Asset coverage, per $1,000 of principal amount
of senior notes and credit facility borrowings(6)	$3,957	$6,095	$6,227	$6,111	$6,343
Asset coverage ratio of senior notes and
credit facility borrowings(6)	396%	610%	623%	611%	634%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2014, 2013, 2012 and 2011 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of year and a sale at net asset value on the last day of the year reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to TPZ’s dividend reinvestment plan.
(5)	TPZ accrued $0, $0, $0, $0, and $4,530 for the years ended November 30, 2015, 2014, 2013, 2012 and 2011, respectively, for current foreign tax expense. Ratio is less than 0.01% for the year ended November 30, 2011.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.

See accompanying Notes to Financial Statements.

Tortoise Capital Advisors	47

Notes to Financial Statements
November 30, 2015

1. General Organization

This report covers the following companies, each of which is listed on the New York Stock Exchange (“NYSE”): Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”), and Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”). These companies are individually referred to as a “Fund” or by their respective NYSE symbols, or collectively as the “Funds,” and each is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of TYG, NTG, TTP and NDP has a primary investment objective to seek a high level of total return with an emphasis on current distributions. TPZ has a primary investment objective to provide a high level of current income, with a secondary objective of capital appreciation.

Pursuant to a plan of merger approved by the stockholders of each of TYG, Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”), TYG acquired all of the net assets of TYY ($766,488,956) and TYN ($210,449,285) on June 23, 2014 and is the accounting survivor of the mergers. A total of 20,072,262 shares of common stock of TYY were exchanged for 15,043,739 shares of common stock of TYG immediately after the closing date. A total of 6,316,079 shares of common stock of TYN were exchanged for 4,130,451 shares of common stock of TYG immediately after the closing date. These mergers qualified as tax-free reorganizations under Section 368(a)(1)(C) of the Internal Revenue Code. TYY’s net assets included $718,750,155 of net unrealized appreciation on investments and $33,507,606 of accumulated net realized gain on investments. TYN’s net assets included $148,701,368 of net unrealized appreciation of investments and $10,257,163 of accumulated net realized gain on investments. The aggregate net assets of TYG prior to the mergers totaled $1,469,645,683 and following the mergers the combined net assets of TYG totaled $2,446,583,924.

Assuming the mergers of TYY and TYN with and into TYG had been completed on December 1, 2013, the combined pro forma results for the year ended November 30, 2014 would have been as follows: net investment loss of $(32,685,001), net realized gain on investments and interest rate swaps of $186,798,444, net unrealized appreciation of investments and interest rate swap contracts of $239,792,532 and net increase in net assets applicable to common stockholders resulting from operations of $393,905,975.

Because the combined entities have been managed as a single integrated entity since the mergers were completed, it is not practicable to separate the amounts of revenue and earnings of TYY and TYN that have been included in TYG’s financial statements since June 22, 2014.

2. Significant Accounting Policies

The Funds follow accounting and reporting guidance applicable to investment companies under U.S. generally accepted accounting principles (“GAAP”).

A. Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements, and the amount of income and expenses during the period reported. Actual results could differ from those estimates.

B. Security Valuation
In general, and where applicable, the Funds use readily available market quotations based upon the last updated sales price from the principal market to determine fair value. The Funds primarily own securities that are listed on a securities exchange or are traded in the over-the-counter market. The Funds value those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of a Fund’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s liquidity and fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

48	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

Exchange-traded options are valued at the last reported sale price on any exchange on which they trade. If no sales are reported on any exchange on the measurement date, exchange-traded options are valued at the mean between the highest bid and last lowest asked prices obtained as of the closing of the exchanges on which the option is traded. The value of Flexible Exchange Options (FLEX Options) are determined (i) by an evaluated price as determined by a third-party valuation service; or (ii) by using a quotation provided by a broker-dealer.

The Funds generally value debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security. Debt securities with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

Interest rate swap contracts are valued by using industry-accepted models, which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, and are categorized as Level 2 in the fair value hierarchy.

Various inputs are used in determining the fair value of the Funds’ investments and financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 —	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables provide the fair value measurements of applicable assets and liabilities by level within the fair value hierarchy as of November 30, 2015. These assets and liabilities are measured on a recurring basis.

TYG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Master Limited Partnerships(a)	$2,761,971,068	$10,725,914	$—	$2,772,696,982
Preferred Convertible(a)	14,580,736	—	—	14,580,736
Short-Term Investment(b)	123,974	—	—	123,974
Total Assets	$2,776,675,778	$10,725,914	$—	$2,787,401,692

Liabilities
Interest Rate Swap Contracts	$—	$563,568	$—	$563,568

NTG:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$2,351,202	$—	$—	$2,351,202
Master Limited Partnerships(a)	1,466,823,904	5,680,382	—	1,472,504,286
Preferred Convertible(a)	7,405,440	—	—	7,405,440
Short-Term Investment(b)	63,922	—	—	63,922
Total Assets	$1,476,644,468	$5,680,382	$—	$1,482,324,850

TTP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$199,511,728	$—	$—	$199,511,728
Master Limited Partnerships and Related Companies(a)	83,303,499	558,987	—	83,862,486
Preferred Convertible(a)	1,466,240	—	—	1,466,240
Short-Term Investment(b)	301,313	—	—	301,313
Total Assets	$284,582,780	$558,987	$—	$285,141,767

Liabilities
Written Call Options	$415,033	$6,676	$—	$421,709

Tortoise Capital Advisors	49

Notes to Financial Statements (continued)

NDP:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$222,392,670	$—	$—	$222,392,670
Master Limited Partnerships and
Related Companies(a)	64,609,013	527,870	—	65,136,883
Preferred Convertible(a)	1,369,728	—	—	1,369,728
Short-Term Investment(b)	57,712	—	—	57,712
Total Assets	$288,429,123	$527,870	$—	$288,956,993

Liabilities
Written Call Options	$1,085,910	$348,109	$—	$1,434,019

TPZ:
Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate Bonds(a)	$—	$108,260,821	$—	$108,260,821
Common Stock(a)	28,135,375	—	—	28,135,375
Master Limited Partnerships and
Related Companies(a)	58,376,918	367,430	—	58,744,348
Preferred Convertible(a)	905,728	—	—	905,728
Short-Term Investment(b)	129,565	—	—	129,565
Total Assets	$87,547,586	$108,628,251	$—	$196,175,837

Liabilities
Interest Rate Swap Contracts	$—	$357,764	$—	$357,764

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

None of the Funds held any Level 3 securities during the year ended November 30, 2015. The Funds utilize the beginning of reporting period method for determining transfers between levels. During the year ended November 30, 2015, TerraForm Power, Inc. common units held by TPZ in the amount of $4,054,700 were transferred from Level 2 to Level 1 when they converted into registered and unrestricted common units of TerraForm Power, Inc. There were no other transfers between levels for the Funds during the year ended November 30, 2015.

C. Security Transactions and Investment Income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Funds estimate the allocation of distributions between investment income and return of capital at the time such distributions are received based on historical information or regulatory filings. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

During the year ended November 30, 2015, the Funds reallocated the amount of 2014 investment income and return of capital they recognized based on the 2014 tax reporting information received from investments. These reclassifications amounted to:

	Increase (Decrease) in		Increase (Decrease) in		Increase (Decrease) in
	Net Investment Income		Unrealized Appreciation		Realized Gains
	Amount	Per Share	Amount	Per Share	Amount	Per Share
TYG
Pre-tax	$3,880,737	$0.081	$(1,456,475)	$(0.030)	$(2,424,262)	$(0.051)
After-tax	$2,443,312	$0.051	$(916,997)	$(0.019)	$(1,526,315)	$(0.032)
NTG
Pre-tax	$8,304,362	$0.177	$(7,617,360)	$(0.162)	$(687,002)	$(0.015)
After-tax	$5,251,679	$0.112	$(4,817,219)	$(0.103)	$(434,460)	$(0.009)
TTP	$(478,228)	$(0.048)	$478,228	$0.048	$—	$—
NDP	$(165,388)	$(0.011)	$46,777	$0.003	$118,611	$0.008
TPZ	$310,619	$0.045	$(348,843)	$(0.050)	$38,224	$0.005

In addition, the Funds may be subject to withholding taxes on foreign-sourced income. The Funds accrue such taxes when the related income is earned.

50	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

D. Foreign Currency Translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Funds translate these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of securities.

E. Federal and State Income Taxation
TYG and NTG, as corporations, are each obligated to pay federal and state income tax on its taxable income. Currently, the highest regular marginal federal income tax rate for a corporation is 35%. TYG and NTG may be subject to a 20% federal alternative minimum tax (“AMT”) on its federal alternative minimum taxable income to the extent that its AMT exceeds its regular federal income tax.

TTP, NDP and TPZ each qualify as a regulated investment company (“RIC”) under the Internal Revenue Code (“IRC”). As a result, TTP, NDP and TPZ generally will not be subject to U.S. federal income tax on income and gains that they distribute each taxable year to stockholders if they meet certain minimum distribution requirements. RICs are required to distribute substantially all of their income, in addition to meeting certain asset diversification requirements, and are subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless the fund makes sufficient distributions to satisfy the excise tax avoidance requirement.

The Funds invest in master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, each Fund reports its allocable share of the MLP’s taxable income in computing its own taxable income. The Funds’ tax expense or benefit, if applicable, is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. For TYG and NTG, deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Funds’ policy is to record interest and penalties on uncertain tax positions as part of tax expense. As of November 30, 2015, the Funds had no uncertain tax positions and no penalties and interest were accrued. The Funds do not expect any change in their unrecognized tax positions in the next twelve months. The tax years ending on the following dates remain open to examination by federal and state tax authorities:

TYG — November 30, 2012 through 2015

NTG — November 30, 2010 through 2015

TTP, NDP and TPZ — November 30, 2012 through 2015

F. Distributions to Stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Funds may not declare or pay distributions to its common stockholders if it does not meet asset coverage ratios required under the 1940 Act or the rating agency guidelines for its debt and preferred stock following such distribution. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

As RICs, TTP, NDP and TPZ each intend to make cash distributions of its investment company taxable income and capital gains to common stockholders. In addition, on an annual basis, TTP, NDP and TPZ each may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily based on applicable distribution rates for each series and paid periodically according to the terms of the agreements. The Funds may not declare or pay distributions to its preferred stockholders if it does not meet a 200% asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to preferred stockholders made during the year may differ from their ultimate characterization for federal income tax purposes.

Tortoise Capital Advisors	51

Notes to Financial Statements (continued)

For tax purposes, distributions to stockholders for the year ended November 30, 2015 were characterized as follows:

	TYG		NTG		TTP*		NDP	TPZ
	Common	Preferred	Common	Preferred	Common	Preferred	Common	Common
Qualified dividend income	100%	100%	56%	100%	22%	22%	0%	6%
Ordinary dividend income	—	—	—	—	—	—	—	26%
Return of capital	—	—	44%	—	—	—	100%	—
Long-term capital gain	—	—	—	—	78%	78%	—	68%

* For Federal income tax purposes, distributions of short-term capital gains are included in qualified dividend income.

G. Offering and Debt Issuance Costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt or MRP Stock is outstanding.

TYG:
Offering costs (excluding underwriter discounts and commissions) of $7,291 related to the issuance of common stock were recorded to additional paid-in capital during the year ended November 30, 2015. Capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2015 for Series II Notes ($16,898), Series JJ Notes ($33,797) and Series KK Notes ($16,898) that were issued in December 2014, for Series LL Notes ($28,331), Series MM Notes ($42,497), Series NN Notes ($23,242) and Series OO Notes ($23,242) that were issued in April 2015, for MRP C Shares ($23,900) that were issued in the prior year and for additional amounts of MRP D Shares ($471,206) and MRP E Shares ($457,094) that were issued in December 2014.

NTG:
Offering costs (excluding underwriter discounts and commissions) of $4,308 related to the issuance of common stock were recorded to additional paid-in capital during the year ended November 30, 2015.

TTP:
Capitalized costs (excluding underwriter commissions) were reflected during the year ended November 30, 2015 for the Series E Notes ($25,779), Series F Notes ($15,467) and Series G Notes ($15,467) that were issued in December 2014.

There were no offering or debt issuance costs recorded during the year ended November 30, 2015 for NDP or TPZ.

H. Derivative Financial Instruments
The Funds have established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Funds do not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the accompanying Statements of Operations. Derivative instruments that are subject to an enforceable master netting arrangement allow a Fund and the counterparty to the instrument to offset any exposure to the other party with amounts owed to the other party. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statements of Assets & Liabilities.

TYG and TPZ use interest rate swap contracts in an attempt to manage interest rate risk. Cash settlements under the terms of the interest rate swap contracts and the termination of such contracts are recorded as realized gains or losses in the accompanying Statements of Operations.

TTP and NDP seek to provide current income from gains earned through an option strategy which normally consists of writing (selling) call options on selected equity securities held in the portfolio (“covered calls”). The premium received on a written call option is initially recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised are recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised are added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) is the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under each of the Funds’ organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts that provide general indemnification to other parties. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred, and may not occur. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

52	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

J. Cash and Cash Equivalents
Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

K. Recent Accounting Pronouncements
In April 2015, the Financial Accounting Standards Board (“FASB”) issued ASU 2015-03 “Interest — Imputation of Interest (Subtopic 835-30), Simplifying the Presentation of Debt Issuance Costs”. ASU 2015-03 requires that debt issuance costs related to a note shall be reported in the balance sheet as a direct deduction from the face amount of that note. ASU 2015-03 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively. In May 2015, the FASB issued ASU 2015-07 “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”. ASU 2015-07 removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. ASU 2015-07 is effective for periods beginning on or after December 15, 2015 and must be applied retrospectively. Management is currently evaluating the impact of these pronouncements on the financial statements.

3. Concentration Risk

Each of the Funds concentrates its investments in the energy sector. Funds that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. A Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent a Fund uses this strategy, it may not achieve its investment objective.

4. Agreements

The Funds have each entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). The Funds each pay the Adviser a fee based on the Fund’s average monthly total assets (including any assets attributable to leverage and excluding any net deferred tax asset) minus accrued liabilities (other than net deferred tax liability, debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. Waived fees are not subject to recapture by the Adviser. The annual fee rates paid to the Adviser as of November 30, 2015 are as follows:

TYG —	0.95% up to $2,500,000,000, 0.90% between $2,500,000,000 and $3,500,000,000, and 0.85% above $3,500,000,000.

NTG —	0.95%, less a fee waiver of 0.10% during calendar year 2014 and 0.05% during calendar year 2015.

TTP —	1.10%, less a fee waiver of 0.15% during calendar year 2014, 0.10% during calendar year 2015, and 0.05% during calendar year 2016.

NDP —	1.10%, less a fee waiver of 0.15% during calendar year 2014 and 0.10% during calendar years 2015 and 2016.

TPZ —	0.95%, less a fee waiver of 0.05% during calendar year 2014.

In addition, the Adviser has contractually agreed to waive all fees due under the Investment Advisory Agreements for TYG and NTG related to the net proceeds received from the issuance of additional common stock under at-the-market equity programs for a six month period following the date of issuance.

U.S. Bancorp Fund Services, LLC serves as each Fund’s administrator. Each Fund pays the administrator a monthly fee computed at an annual rate of 0.04% of the first $1,000,000,000 of the Fund’s Managed Assets, 0.01% on the next $500,000,000 of Managed Assets and 0.005% on the balance of the Fund’s Managed Assets.

U.S. Bank, N.A. serves as the Funds’ custodian. Each Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s U.S. Dollar-denominated assets and 0.015% of the Fund’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise Capital Advisors	53

Notes to Financial Statements (continued)

5. Income Taxes

TYG and NTG:
Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of TYG’s and NTG’s deferred tax assets and liabilities as of November 30, 2015 are as follows:

	TYG	NTG
Deferred tax assets:
Net operating loss carryforwards	$1,886,453	$56,564,035
Capital loss carryforwards	—	1,521,628
AMT credit	—	779,797
	1,886,453	58,865,460
Deferred tax liabilities:
Basis reduction of investment in MLPs	269,735,954	143,463,095
Net unrealized gains on investment securities	178,588,389	16,157,541
	448,324,343	159,620,636
Total net deferred tax liability	$446,437,890	$100,755,176

At November 30, 2015, a valuation allowance on deferred tax assets was not deemed necessary because each of TYG and NTG believe it is more likely than not that there is an ability to realize its deferred tax assets through future taxable income. Any adjustments to TYG’s or NTG’s estimates of future taxable income will be made in the period such determination is made.

Total income tax benefit for each of TYG and NTG differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment loss and net realized gains and unrealized losses on investments for the year ended November 30, 2015, as follows:

	TYG	NTG
Application of statutory income tax rate	$(462,919,864)	$(246,213,478)
State income taxes, net of federal tax effect	(26,981,615)	(12,381,020)
Change in deferred tax liability due to change in overall tax rate	1,979,778	279,587
Permanent differences	4,257,771	930,403
Total income tax benefit	$(483,663,930)	$(257,384,508)

Total income taxes are computed by applying the federal statutory rate plus a blended state income tax rate. During the year, each of TYG and NTG re-evaluated its blended state income tax rate, increasing the overall rate from 36.96% to 37.04% and from 36.74% to 36.76%, respectively, due to anticipated state apportionment of income and gains.

For the year ended November 30, 2015, the components of income tax benefit for TYG and NTG include the following:

	TYG	NTG
Current tax expense (benefit)
Federal	$63,046,550	$—
State	4,857,123	1,753
AMT	(1,117,941)	198,797
Total current tax expense	66,785,732	200,550
Deferred tax benefit
Federal	(520,133,320)	(245,252,368)
State (net of federal tax effect)	(30,316,342)	(12,332,690)
Total deferred tax benefit	(550,449,662)	(257,585,058)
Total income tax benefit	$(483,663,930)	$(257,384,508)

TYG acquired all of the net assets of TYY and TYN on June 23, 2014 in a tax-free reorganization under Section 368(a)(1)(C) of the IRC. As of November 30, 2015, TYG and NTG had net operating losses for federal income tax purposes of approximately $5,222,000 (from TYN) and $154,134,000, respectively. The net operating losses may be carried forward for 20 years. If not utilized, these net operating losses will expire in the year ending November 30, 2027 for TYG and in the years ending November 30, 2032 through 2034 for NTG. Utilization of TYG’s net operating losses from TYN is further subject to Section 382 limitations of the IRC, which limit tax attributes subsequent to ownership changes.

As of November 30, 2015, NTG had a capital loss carryforward of approximately $4,100,000, which may be carried forward for 5 years. If not utilized, this capital loss will expire in the year ending November 30, 2020. The capital losses for the year ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs. For corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. As of November 30, 2015, NTG had $779,797 of AMT credits available, which may be credited in the future against regular income tax and carried forward indefinitely.

54	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

TTP, NDP and TPZ:
It is the intention of TTP, NDP and TPZ to each continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to return of capital distributions from underlying investments, wash sales, straddles, swaps, differences in the timing of recognition of gains or losses on investments and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Permanent book and tax basis differences resulted in the following reclassifications:

	TTP(1)	NDP(1)(2)	TPZ(1)(3)
Undistributed net investment income	$2,195,065	$26,328,082	$1,150,948
Accumulated net realized loss	(2,103,985)	(934,438)	(1,150,948)
Additional paid-in capital	(91,080)	(25,393,644)	—

(1)	Primarily related to character differences of realized gains (losses) on investments.
(2)	Primarily related to return of capital distributions.
(3)	Primarily related to character differences of realized losses on interest rate swap settlements.

The tax character of distributions paid to stockholders for the years ending November 30, 2015 and November 30, 2014 was as follows:

	Year Ended November 30, 2015
	TTP		NDP	TPZ
	Common	Preferred	Common	Common
Ordinary income(1)	$4,341,633	$152,575	$7,821	$6,309,193
Long-term capital gain	15,190,372	533,826	—	13,588,998
Return of capital	—	—	25,395,303	—
Total distributions	$19,532,005	$686,401	$25,403,124	$19,898,191

	Year Ended November 30, 2014
	TTP(2)		NDP(2)	TPZ
	Common	Preferred	Common	Common
Ordinary income(1)	$—	$—	$14,254,141	$6,745,919
Long-term capital gain	16,326,753	686,401	9,868,274	3,681,081
Return of capital	—	—	1,280,709	—
Total distributions	$16,326,753	$686,401	$25,403,124	$10,427,000

(1)	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
(2)	Additional tax information was received after the November 30, 2014 financial statements were issued; therefore TTP and NDP have each revised their tax distribution designations for the year ended November 30, 2014 as set forth above.

As of November 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	TTP		NDP		TPZ
Unrealized appreciation (depreciation)	$(36,353,798)		$(63,195,576)		$18,042,410
Undistributed long-term capital gain	575,313		—		51,694
Capital loss carryforwards	—		(24,293,488)		—
Qualified late year ordinary losses	—		(1,276,184)	(1)	—
Other temporary differences	(1,797,447)	(2)	(3,446,068)	(2)	(20,847)
Accumulated earnings (deficit)	$(37,575,932)		$(92,211,316)		$18,073,257

(1)	Qualified late year ordinary losses are net ordinary losses incurred between January 1 and the end of NDP’s fiscal year on November 30, 2015, per IRC Sec. 852(b)(8). Such losses may be deferred until the first day of NDP’s next fiscal year.
(2)	Primarily related to losses deferred under straddle regulations per IRC Sec. 1092.

Tortoise Capital Advisors	55

Notes to Financial Statements (continued)

As of November 30, 2015, NDP had a short-term capital loss carryforward of approximately $9,400,000 and a long-term capital loss carryforward of approximately $14,900,000, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. To the extent NDP realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. The capital losses for the year ended November 30, 2015 have been estimated based on information currently available. Such estimate is subject to revision upon receipt of the 2015 tax reporting information from the individual MLPs.

As of November 30, 2015, the aggregate cost of investments, aggregate gross unrealized appreciation and aggregate gross unrealized depreciation on a federal income tax basis were as follows:

	TYG	NTG	TTP	NDP	TPZ
Cost of investments	$1,576,487,678	$1,048,101,142	$311,765,718	$345,116,110	$174,762,702
Gross unrealized appreciation of investments	$1,279,714,392	$489,296,131	$33,640,663	$16,983,210	$34,550,563
Gross unrealized depreciation of investments	(68,800,378)	(55,072,423)	(60,264,614)	(73,142,327)	(13,137,428)
Net unrealized appreciation (depreciation)
of investments	$1,210,914,014	$434,223,708	$(26,623,951)	$(56,159,117)	$21,413,135

6. Restricted Securities

Certain of the Funds’ investments are restricted and are valued as determined in accordance with fair value procedures, as more fully described in Note 2. The carrying value per unit of unrestricted common units of Rice Midstream Partners LP was $14.00 on November 4, 2015, the date of the purchase agreement and the date an enforceable right to acquire the restricted Rice Midstream Partners LP units was obtained by each fund. The table below shows the principal amount or shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2015.

TYG:
					Fair Value
					as Percent
Investment Security	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Rice Midstream Partners LP	820,024	11/10/15	$10,701,313	$10,725,914	0.8%

NTG:
					Fair Value
					as Percent
Investment Security	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Rice Midstream Partners LP	434,280	11/10/15	$5,667,354	$5,680,382	0.6%

TTP:
					Fair Value
					as Percent
Investment Security	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Rice Midstream Partners LP	42,736	11/10/15	$557,705	$558,987	0.3%

NDP:
					Fair Value
					as Percent
Investment Security	Shares	Acquisition Date	Acquisition Cost	Fair Value	of Net Assets
Rice Midstream Partners LP	40,357	11/10/15	$526,659	$527,870	0.2%

56	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

TPZ:
					Fair Value
	Principal Amount/				as Percent
Investment Security	Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	of Net Assets
Columbia Pipeline Group, Inc.,
3.300%, 06/01/2020*	$2,000,000	05/19/15	$1,996,400	$1,977,054	1.3%
DCP Midstream LLC,
9.750%, 03/15/2019*	$3,000,000	08/07/09-08/16/12	3,674,870	3,200,952	2.2
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020*	$3,000,000	11/30/11	3,180,330	3,415,089	2.3
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021*	$2,000,000	11/18/11-12/05/11	2,074,420	2,248,336	1.5
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020*	$1,500,000	07/08/10-01/04/11	1,551,220	1,614,750	1.1
Gibson Energy Inc.,
6.750%, 07/15/2021*	$4,500,000	06/26/13-07/01/13	4,459,760	4,353,750	3.0
Midcontinent Express Pipeline, LLC,
6.700%, 09/15/2019*	$6,000,000	09/09/09-03/02/10	6,055,570	5,790,000	3.9
Rice Midstream Partners LP	28,091	11/10/15	366,588	367,430	0.2
Rockies Express Pipeline, LLC,
6.000%, 01/15/2019*	$4,000,000	08/03/15	4,130,000	3,960,000	2.7
Ruby Pipeline, LLC,
6.000%, 04/01/2022*	$1,500,000	09/17/12	1,616,250	1,570,175	1.1
Source Gas, LLC,
5.900%, 04/01/2017*	$5,770,000	04/21/10	5,544,521	6,021,560	4.1
Southern Star Central Corp.,
5.125%, 07/15/2022*	$3,000,000	06/17/14	3,041,250	2,865,000	1.9
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016*	$2,000,000	08/24/09	1,970,000	2,025,154	1.4
			$39,661,179	$39,409,250	26.7%

*Security is eligible for resale under Rule 144A under the 1933 Act.

7. Investment Transactions

For the year ended November 30, 2015, the amount of security transactions (other than U.S. government securities and short-term investments), is as follows:

	TYG	NTG	TTP	NDP	TPZ
Purchases	$484,675,149	$339,244,922	$71,856,991	$54,618,915	$72,861,769
Sales	$598,962,950	$347,504,003	$84,669,165	$69,470,812	$75,865,625

8. Senior Notes

TYG, NTG and TTP each have issued private senior notes (collectively, the “Notes”), which are unsecured obligations and, upon liquidation, dissolution or winding up of a Fund, will rank: (1) senior to all of the Fund’s outstanding preferred shares, if any; (2) senior to all of the Fund’s outstanding common shares; (3) on parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund and (4) junior to any secured creditors of the Fund. Holders of the Notes are entitled to receive periodic cash interest payments until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of a Fund, subject to payment of any applicable make-whole amounts or early redemption premiums. The Notes for a Fund are also subject to a mandatory redemption if the Fund fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At November 30, 2015, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

Details of each Fund’s outstanding Notes, including estimated fair value, as of November 30, 2015 are included below. The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of floating rate Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the tables below are Level 2 valuations within the fair value hierarchy.

Tortoise Capital Advisors	57

Notes to Financial Statements (continued)

TYG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series W	June 15, 2016	3.88%		Quarterly	$12,500,000	$12,741,059
Series G	December 21, 2016	5.85%		Quarterly	30,000,000	31,567,261
Series M	September 27, 2017	2.75%		Semi-Annual	13,000,000	13,177,353
Series BB	September 27, 2017	2.75%		Semi-Annual	12,000,000	12,163,710
Series I	May 12, 2018	4.35%		Quarterly	10,000,000	10,470,813
Series X	June 15, 2018	4.55%		Quarterly	12,500,000	13,255,032
Series N	September 27, 2018	3.15%		Semi-Annual	10,000,000	10,212,551
Series Q	September 27, 2018	1.68	%(1)	Quarterly	10,000,000	10,000,000
Series EE	September 27, 2018	1.68	%(1)	Quarterly	5,000,000	5,000,000
Series U	April 17, 2019	1.67	%(2)	Quarterly	35,000,000	35,000,000
Series GG	April 17, 2019	1.67	%(2)	Quarterly	20,000,000	20,000,000
Series HH	September 9, 2019	1.63	%(3)	Quarterly	20,000,000	20,000,000
Series CC	September 27, 2019	3.48%		Semi-Annual	15,000,000	15,469,835
Series J	December 19, 2019	3.30%		Semi-Annual	15,000,000	15,492,802
Series Y	June 14, 2020	2.77%		Semi-Annual	12,500,000	12,577,544
Series LL	June 14, 2020	1.54	%(4)	Quarterly	20,000,000	20,000,000
Series O	September 27, 2020	3.78%		Semi-Annual	15,000,000	15,637,109
Series Z	June 14, 2021	2.98%		Semi-Annual	12,500,000	12,593,593
Series R	January 22, 2022	3.77%		Semi-Annual	25,000,000	26,131,463
Series DD	September 27, 2022	4.21%		Semi-Annual	13,000,000	13,815,734
Series II	December 18, 2022	3.22%		Semi-Annual	10,000,000	10,070,585
Series K	December 19, 2022	3.87%		Semi-Annual	10,000,000	10,509,157
Series S	January 22, 2023	3.99%		Semi-Annual	10,000,000	10,553,345
Series P	September 27, 2023	4.39%		Semi-Annual	12,000,000	12,918,874
Series FF	November 20, 2023	4.16%		Semi-Annual	10,000,000	10,541,668
Series JJ	December 18, 2023	3.34%		Semi-Annual	20,000,000	20,203,378
Series T	January 22, 2024	4.16%		Semi-Annual	25,000,000	26,700,718
Series L	December 19, 2024	3.99%		Semi-Annual	20,000,000	21,160,943
Series AA	June 14, 2025	3.48%		Semi-Annual	10,000,000	10,136,836
Series MM	June 14, 2025	1.59	%(5)	Quarterly	30,000,000	30,000,000
Series NN	June 14, 2025	3.20%		Semi-Annual	30,000,000	29,688,202
Series KK	December 18, 2025	3.53%		Semi-Annual	10,000,000	10,150,103
Series OO	April 9, 2026	3.27%		Semi-Annual	30,000,000	29,395,227
					$545,000,000	$557,334,895

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from September 27, 2015 through December 27, 2015. The weighted-average interest rate for the year ended November 30, 2015 was 1.63%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from October 19, 2015 through January 19, 2016. The weighted-average interest rate for the year ended November 30, 2015 was 1.62%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from September 9, 2015 through December 9, 2015. The weighted-average interest rate for the year ended November 30, 2015 was 1.58%.
(4)	Floating rate resets each quarter based on 3-month LIBOR plus 1.20%. The current rate is effective for the period from September 14, 2015 through December 14, 2015. The weighted-average interest rate for the period from April 2, 2015 (date of issuance) through November 30, 2015 was 1.50%.
(5)	Floating rate resets each quarter based on 3-month LIBOR plus 1.25%. The current rate is effective for the period from September 14, 2015 through December 14, 2015. The weighted-average interest rate for the period from April 2, 2015 (date of issuance) through November 30, 2015 was 1.55%.

During the year ended November 30, 2015, TYG issued Notes with an aggregate principal amount of $150,000,000. Series II Notes ($10,000,000), Series JJ Notes ($20,000,000) and Series KK Notes ($10,000,000) were each issued on December 18, 2014. Series LL Notes ($20,000,000) and Series MM Notes ($30,000,000) were each issued on April 2, 2015. Series NN Notes ($30,000,000) and Series OO Notes ($30,000,000) were each issued on April 9, 2015. TYG’s Series V Notes with a notional amount of $39,400,000 and a fixed interest rate of 6.07% were paid in full upon maturity on December 21, 2014. TYG’s Series E Notes with a notional amount of $110,000,000 and a fixed interest rate of 6.11% were paid in full upon maturity on April 10, 2015.

58	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

NTG:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series B	December 15, 2015	3.14%		Quarterly	$24,000,000	$24,173,396
Series E	December 15, 2015	2.04	%(1)	Quarterly	25,000,000	25,000,000
Series C	December 15, 2017	3.73%		Quarterly	57,000,000	59,026,844
Series I	April 17, 2018	2.77%		Semi-Annual	10,000,000	10,108,631
Series G	May 12, 2018	4.35%		Quarterly	10,000,000	10,470,813
Series H	April 17, 2019	1.67	%(2)	Quarterly	45,000,000	45,000,000
Series K	September 9, 2019	1.63	%(3)	Quarterly	35,000,000	35,000,000
Series D	December 15, 2020	4.29%		Quarterly	112,000,000	119,679,265
Series J	April 17, 2021	3.72%		Semi-Annual	30,000,000	31,091,160
					$348,000,000	$359,550,109

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.70%. The current rate is effective for the period from September 15, 2015 through December 15, 2015. The weighted-average rate for the year ended November 30, 2015 was 1.98%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.35%. The current rate is effective for the period from October 19, 2015 through January 19, 2016. The weighted-average rate for the year ended November 30, 2015 was 1.62%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.30%. The current rate is effective for the period from September 9, 2015 through December 9, 2015. The weighted-average rate for the year ended November 30, 2015 was 1.58%.

TTP:
					Notional/Carrying	Estimated
Series	Maturity Date	Interest Rate		Payment Frequency	Amount	Fair Value
Series A	December 15, 2016	2.09	%(1)	Quarterly	$10,000,000	$10,000,000
Series C	December 15, 2018	3.49%		Quarterly	6,000,000	6,195,782
Series E	December 12, 2019	1.34	%(2)	Quarterly	10,000,000	10,000,000
Series F	December 12, 2020	3.01%		Semi-Annual	6,000,000	6,081,767
Series D	December 15, 2021	4.08%		Quarterly	16,000,000	16,931,308
Series G	December 12, 2022	1.39	%(3)	Quarterly	6,000,000	6,000,000
					$54,000,000	$55,208,857

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.75%. The current rate is effective for the period from September 15, 2015 through December 15, 2015. The weighted-average interest rate for the year ended November 30, 2015 was 2.03%.
(2)	Floating rate resets each quarter based on 3-month LIBOR plus 1.00%. The current rate is effective for the period from September 14, 2015 through December 14, 2015. The weighted-average interest rate for the period from December 12, 2014 (date of issuance) through November 30, 2015 was 1.28%.
(3)	Floating rate resets each quarter based on 3-month LIBOR plus 1.05%. The current rate is effective for the period from September 14, 2015 through December 14, 2015. The weighted-average interest rate for the period from December 12, 2014 (date of issuance) through November 30, 2015 was 1.33%.

During the year ended November 30, 2015, TTP issued Notes with an aggregate principal amount of $22,000,000. Series E Notes ($10,000,000), Series F Notes ($6,000,000) and Series G Notes ($6,000,000) were each issued on December 12, 2014. TTP’s Series B Notes with a notional amount of $17,000,000 and a fixed interest rate of 2.50% were paid in full upon maturity on December 15, 2014.

9. Mandatory Redeemable Preferred Stock

TYG, NTG and TTP each have issued and outstanding MRP Stock at November 30, 2015. The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Funds’ Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

Under the Investment Company Act of 1940, a fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200%. The MRP Stock is also subject to a mandatory redemption if a Fund fails to meet an asset coverage ratio of at least 225% as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At November 30, 2015, each of TYG, NTG and TTP were in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

Details of each Fund’s outstanding MRP Stock, including estimated fair value, as of November 30, 2015 is included below. At November 30, 2015, the estimated fair value of the TYG MRP B and TYG MRP C Stock are based on the closing market price per share of $10.01 and $10.20, respectively, and are Level 1 valuations within the fair value hierarchy. The estimated fair value of the TYG MRP D Stock, TYG MRP E Stock, as well as each series of NTG MRP Stock and TTP MRP Stock, was calculated for disclosure purposes by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP

Tortoise Capital Advisors	59

Notes to Financial Statements (continued)

Stock and the AA corporate finance debt rate. The estimated fair values of the TYG MRP D Stock, TYG MRP E Stock, NTG MRP Stock and TTP MRP Stock are Level 2 valuations within the fair value hierarchy.

TYG:
TYG has 65,000,000 shares of preferred stock authorized and 29,500,000 shares of MRP Stock outstanding at November 30, 2015. TYG issued an additional 3,600,000 shares of MRP D Stock and an additional 3,500,000 shares of MRP E Stock on December 17, 2014. TYG’s MRP Stock has a liquidation value of $10.00 per share plus any accumulated but unpaid distributions, whether or not declared. TYG’s MRP B Stock and MRP C Stock pay cash distributions on the first business day of each month and trade on the NYSE under the symbol “TYG Pr B” and “TYG Pr C”, respectively. Holders of the MRP D Stock and MRP E Stock are entitled to receive cash interest payments semi-annually at a fixed rate until maturity. The MRP D Stock and MRP E Stock are not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
MRP C Stock	May 1, 2018	3.950%	5,000,000	$50,000,000	$51,000,000
MRP D Stock	December 17, 2021	4.010%	8,500,000	85,000,000	87,111,726
MRP E Stock	December 17, 2024	4.340%	8,000,000	80,000,000	82,727,922
MRP B Stock	December 31, 2027	4.375%	8,000,000	80,000,000	80,080,000
			29,500,000	$295,000,000	$300,919,648

TYG’s MRP Stock is redeemable in certain circumstances at the option of TYG. The MRP B Stock has an optional redemption feature allowing TYG to redeem all or a portion of the stock after December 31, 2015 and on or prior to December 31, 2016 at $10.10 per share. Any optional redemption after December 31, 2016 and on or prior to December 31, 2017 will be at $10.05 per share. Any redemption after December 31, 2017 will be at the liquidation preference amount of $10.00 per share. The MRP C Stock has an optional redemption feature allowing TYG to redeem all or a portion of the stock after May 1, 2015 at the liquidation preference amount of $10.00 per share. The MRP D and MRP E Stock may be redeemed prior to maturity, subject to payment of any applicable make-whole amounts.

NTG:
NTG has 10,000,000 shares of preferred stock authorized and 3,600,000 shares of MRP Stock outstanding at November 30, 2015. NTG’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of NTG MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The NTG MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2015	3.69%	1,000,000	$25,000,000	$25,208,177
Series B	December 15, 2017	4.33%	2,600,000	65,000,000	67,317,240
			3,600,000	$90,000,000	$92,525,417

NTG’s MRP Stock is redeemable in certain circumstances at the option of NTG, subject to payment of any applicable make-whole amounts.

TTP:
TTP has 10,000,000 shares of preferred stock authorized and 640,000 shares of MRP Stock outstanding at November 30, 2015. TTP’s MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of TTP MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The TTP MRP Stock is not listed on any exchange or automated quotation system.

				Aggregate Liquidation	Estimated
Series	Mandatory Redemption Date	Fixed Rate	Shares Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,615,541

TTP’s MRP Stock is redeemable in certain circumstances at the option of TTP, subject to payment of any applicable make-whole amounts.

60	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

10. Credit Facilities

The following table shows key terms, average borrowing activity and interest rates for the period during which the facility was utilized during the year ended November 30, 2015, as well as the principal balance and interest rate in effect at November 30, 2015 for each of the Funds’ credit facilities:

	TYG	TYG	NTG	TTP	NDP	TPZ
			Bank of America,		BNP Paribas Prime	BNP Paribas Prime
Lending syndicate agent	U.S. Bank, N.A.	Scotia Bank, N.A.	N.A.	Scotia Bank, N.A.	Brokerage, Inc.	Brokerage, Inc.
	Unsecured,	Unsecured,	Unsecured,	Unsecured,
	revolving credit	revolving credit	revolving credit	revolving credit	Revolving margin	Revolving margin
Type of facility	facility	facility	facility	facility	loan	loan
Borrowing capacity	$157,500,000	$100,000,000	$117,000,000	$35,000,000	$85,000,000	$65,000,000
				364-day rolling	270-day rolling	270-day rolling
Maturity date	June 13, 2017	June 23, 2016	June 13, 2017	evergreen	evergreen	evergreen
	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR	1-month LIBOR
Interest rate	plus 1.20%	plus 1.20%	plus 1.20%	plus 1.125%	plus 0.80%	plus 0.80%
Non-usage fee	0.15%	0.15%*	0.15%	0.15%	N/A	N/A
For the year ended November 30, 2015:
Average principal balance	$81,600,000	$59,100,000	$72,000,000	$20,100,000**	$59,100,000	$48,900,000
Average interest rate	1.34%	1.38%	1.34%	1.55%**	0.98%	0.98%
As of November 30, 2015:
Principal balance outstanding	$6,000,000	$60,000,000	$62,800,000	$16,900,000**	$61,800,000	$49,900,000
Interest rate	1.44%	1.44%	1.44%	1.64%**	1.04%	1.04%

*	Non-usage fee is waived if the outstanding balance on the facility is at least $60,000,000.
**	TTP’s credit facility allows for interest rates to be fixed on all or a portion of the outstanding principal balance. Amounts reflect activity on the credit facility for the period from June 15, 2015 through November 30, 2015 and include $7,000,000 of the outstanding principal balance that has a fixed rate of 2.03% for the period from June 30, 2015 through June 30, 2017.

For the period from December 1, 2014 through June 15, 2015, TTP had an unsecured, revolving credit facility with Scotia Bank, N.A. The terms of the agreement provided for a $30,000,000 facility. Outstanding balances accrued interest at a variable rate equal to one-month LIBOR plus 1.125% and unused portions of the facility accrued a fee equal to an annual rate of 0.15%. The average principal balance and interest rate for the period during which this credit facility was utilized during the period from December 1, 2014 through June 15, 2015 (the date the facility matured) was approximately $18,500,000 and 1.30%, respectively.

Under the terms of the credit facilities, the Funds must maintain asset coverage required under the 1940 Act. If a Fund fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2015, each Fund was in compliance with the terms of their credit facilities.

11. Derivative Financial Instruments

The Funds have adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Funds’ use of and accounting for derivative instruments and the effect of derivative instruments on the Funds’ results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Interest Rate Swap Contracts
TYG and TPZ have each entered into interest rate swap contracts in an attempt to protect it from increasing interest expense on its leverage resulting from increasing interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of TYG and TPZ. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that TYG and TPZ will not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if TYG or TPZ is required to terminate any swap contract early due to a decline in net assets below a threshold amount

Tortoise Capital Advisors	61

Notes to Financial Statements (continued)

($450,000,000 for TYG and $60,000,000 for TPZ) or failing to maintain a required 300% asset coverage of the liquidation value of the outstanding debt, then TYG or TPZ could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. TYG and TPZ each segregate a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts.

Details of the interest rate swap contracts outstanding for TYG as of November 30, 2015, are as follows:

			Fixed Rate	Floating Rate
	Maturity	Notional	Paid by	Received by	Unrealized
Counterparty	Date	Amount	TYG	TYG	Depreciation
The Bank of Nova Scotia	09/02/2016	$5,000,000	1.258%	1-month U.S. Dollar LIBOR	$(29,784)
The Bank of Nova Scotia	09/02/2018	5,000,000	1.815%	1-month U.S. Dollar LIBOR	(97,648)
The Bank of Nova Scotia	09/02/2021	10,000,000	2.381%	1-month U.S. Dollar LIBOR	(436,136)
		$20,000,000			$(563,568)

On February 24, 2015, TYG terminated $18,300,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $357,090 upon termination of the contracts. On March 9, 2015, TYG terminated $18,300,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $242,434 upon termination of the contracts. On March 23, 2015, TYG terminated $27,500,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $1,922,311 upon termination of the contracts. On March 26, 2015, TYG terminated $45,900,000 notional amount of interest rate swap contracts with Wells Fargo Bank, N.A. and realized a loss of $2,168,227 upon termination of the contracts.

Details of the interest rate swap contracts outstanding for TPZ as of November 30, 2015, are as follows:

			Fixed Rate	Floating Rate	Unrealized
	Maturity	Notional	Paid by	Received by	Appreciation
Counterparty	Date	Amount	TPZ	TPZ	(Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(4,947)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(21,684)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(111,311)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(136,581)
Wells Fargo Bank, N.A.	11/29/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	15,405
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(98,646)
		$26,000,000			$(357,764)

TYG and TPZ are exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Fund’s leverage.

The average notional amount of all open swap agreements for TYG and TPZ for the year ended November 30, 2015 was approximately $52,100,000 and $26,000,000, respectively.

The following table presents TYG’s and TPZ’s interest rate swap contracts, each of which is subject to a netting agreement, on a gross and a net basis at November 30, 2015:

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of Assets
		Offset in the	Presented
	Gross Amounts	Statements of	in the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Received	Net Amount
TPZ: Interest Rate Swap Contracts	$15,405	$(15,405)	$—	$—	$—	$—

Gross Amounts Not Offset in the
Statement of Assets & Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Liabilities Presented in
	Gross Amounts	Statements of	the Statements
	of Recognized	Assets &	of Assets &	Financial	Cash Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Net Amount
TYG: Interest Rate Swap Contracts	$563,568	$—	$563,568	$—	$—	$563,568
TPZ: Interest Rate Swap Contracts	$373,169	$(15,405)	$357,764	$—	$—	$357,764

62	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Notes to Financial Statements (continued)

Written Call Options
Transactions in written option contracts for TTP and NDP for the year ended November 30, 2015, are as follows:

	TTP		NDP
	Number of		Number of
	Contracts	Premium	Contracts	Premium
Options outstanding at November 30, 2014	8,937	$437,356	37,829	$1,600,265
Options written	95,887	5,484,766	526,328	22,906,197
Options closed*	(84,783)	(4,724,021)	(460,989)	(20,447,527)
Options exercised	(2,643)	(158,926)	(7,500)	(342,420)
Options expired	(10,337)	(511,287)	(54,483)	(1,815,924)
Options outstanding at November 30, 2015	7,061	$527,888	41,185	$1,900,591

*The aggregate cost of closing written option contracts was $3,192,012 for TTP and $15,033,799 for NDP, resulting in net realized gains of $1,532,009 and $5,413,728 for TTP and NDP, respectively.

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets & Liabilities at November 30, 2015:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
TYG: Interest rate swap contracts	Interest rate swap contracts	$563,568
TTP: Written equity call options	Options written, at fair value	$421,709
NDP: Written equity call options	Options written, at fair value	$1,434,019
TPZ: Interest rate swap contracts	Interest rate swap contracts	$357,764

The following table presents the effect of derivatives on the Statements of Operations for the year ended November 30, 2015:

			Net Unrealized Appreciation
Derivatives not accounted for as	Location of Gains	Net Realized Gain	(Depreciation) of
hedging instruments under ASC 815	(Losses) on Derivatives	(Loss) on Derivatives	Derivatives
TYG: Interest rate swap contracts	Interest rate swaps	$(5,050,246)	$2,175,239
TTP: Written equity call options	Options	$2,043,296	$(239,909)
NDP: Written equity call options	Options	$7,229,652	$(763,876)
TPZ: Interest rate swap contracts	Interest rate swaps	$(371,949)	$(2,051)

Tortoise Capital Advisors	63

Notes to Financial Statements (continued)

12. Subsequent Events

TYG:
On December 8, 2015, TYG deposited with its paying agent funds to provide for the redemption of 5,000,000 shares ($50,000,000 aggregate liquidation preference) of MRP C Stock.

On December 18, 2015, TYG redeemed its Series Q Notes ($10,000,000), Series EE Notes ($5,000,000) and Series U Notes ($35,000,000). TYG paid a total premium of $500,000 upon redemption of the Notes.

On January 15, 2016, TYG redeemed its Series GG Notes ($20,000,000) and Series HH Notes ($20,000,000). TYG paid a total premium of $400,000 upon redemption of the Notes.

During the period from December 1, 2015 through the date the financial statements were issued, TYG issued 353,553 shares of common stock under its at-the-market equity offering program for gross proceeds of approximately $9.4 million.

TYG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NTG:
On December 8, 2015, NTG issued $5,000,000 of MRP C Stock with a fixed distribution rate of 3.73% maturing December 8, 2020 and $40,000,000 of MRP D Stock with a fixed distribution rate of 4.19% maturing on December 8, 2022.

On December 9, 2015, NTG issued $20,000,000 of Series L Notes which carry a floating interest rate based on 3-month LIBOR plus 1.45% and mature on April 17, 2021 and $10,000,000 of Series M Notes which carry a fixed interest rate of 3.06% and mature on April 17, 2021.

On December 18, 2015, NTG partially redeemed its Series H Notes in the amount of $25,000,000 and paid a premium of $250,000 upon redemption.

On January 15, 2016, NTG redeemed the remaining portion of its Series H Notes in the amount of $20,000,000. NTG paid a premium of $200,000 upon redemption of the Notes.

NTG has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

TTP:
On December 18, 2015, TTP redeemed its Series A Notes in the amount of $10,000,000.

On January 15, 2016, TTP redeemed its Series E Notes in the amount of $10,000,000. TTP paid a premium of $100,000 upon redemption of the Notes.

TTP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

NDP:
NDP has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

TPZ:
On December 31, 2015, TPZ paid a distribution in the amount of $0.1375 per common share, for a total of $955,808. Of this total, the dividend reinvestment amounted to $14,893.

TPZ has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

64	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Energy Infrastructure Corporation
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Tortoise Energy Infrastructure Corporation, Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc., and Tortoise Power and Energy Infrastructure Fund, Inc., (the Funds), including the schedules of investments, as of November 30, 2015, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Energy Infrastructure Corporation, Tortoise MLP Fund, Inc., Tortoise Pipeline & Energy Fund, Inc., Tortoise Energy Independence Fund, Inc., and Tortoise Power and Energy Infrastructure Fund, Inc. at November 30, 2015, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri
January 20, 2016

Tortoise Capital Advisors	65

Company Officers and Directors (unaudited)
November 30, 2015

Number of
	Position(s) Held		Portfolios in	Other Public
	With Company, Term		Fund Complex	Company
	of Office and Length		Overseen	Directorships
Name and Age(1)	of Time Served(2)	Principal Occupation During Past Five Years	by Director(3)	Held
Independent Directors
Conrad S. Ciccotello (Born 1960)	Class I Director of TYG since 2003 and of NTG since 2010; Class II Director of NDP since 2012 and of TPZ since 2007; Class III Director of TTP since 2011.	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	5	CorEnergy Infrastructure Trust, Inc.
Rand C. Berney (Born 1955)	Class I Director of TTP since January 1, 2014; Class II Director of each of TYG and NTG since January 1, 2014; Class III Director of each of NDP and TPZ since January 1, 2014.

Executive-in-Residence and Professor for Professional Financial Planning Course and Professional Ethics Course, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

			5	None
Charles E. Heath (Born 1942)	Class I Director of TTP since 2011; Class II Director of TYG since 2003 and of NTG since 2010; Class III Director of NDP since 2012 and of TPZ since 2007.	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	5	CorEnergy Infrastructure Trust, Inc.
Alexandra Herger (Born 1957)	Class I Director of each of NDP and TPZ since January 1, 2015; Class II Director of TTP since January 1, 2015; Class III Director of each of TYG and NTG since January 1, 2015.

Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

			5	None
Interested Directors (4)
H. Kevin Birzer (Born 1959)	Class I Director and Chairman of the Board of NDP since 2012 and of TPZ since 2007; Class II Director and Chairman of the Board of TTP since 2011; Class III Director and Chairman of the Board of TYG since 2003 and of NTG since 2010.

Chief Executive Officer of the Adviser; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director and Chairman of the Board of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”), which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012 (“CORR”), from its inception through November 30, 2011. CFA designation since 1988.

			5	None
Terry C. Matlack (Born 1956)	Class I Director of each of TYG and NTG since 2012; Class II Director of each of NDP and TPZ since 2012; Class III Director of TTP since 2012.

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of TYY and TYN from November 12, 2012 until its merger into TYG effective June 23, 2014; Chief Executive Officer of each of TYG and TPZ from May 2011 to June 30, 2015, of NTG from 2010 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015 and of each of TYY and TYN from May 2011 until its merger into TYG effective June 23, 2014; Chief Financial Officer of each of TYG, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

			5	Epiq Systems, Inc. (until June 2012)

(1)	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(2)	Ending year of Director terms by Class are as follows:

	TYG	NTG	TTP	NDP	TPZ
Class I	2017	2017	2018	2016	2016
Class II	2018	2018	2016	2017	2017
Class III	2016	2016	2017	2018	2018

(3)	This number includes TYG, NTG, TTP, NDP and TPZ. The Adviser serves as the investment adviser to TYG, NTG, TTP, NDP and TPZ.
(4)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

66	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Company Officers and Directors (unaudited) (continued)
November 30, 2015

Number of
	Position(s) Held		Portfolios in	Other Public
	With Company, Term		Fund Complex	Company
	of Office and Length		Overseen	Directorships
Name and Age(1)	of Time Served(2)	Principal Occupation During Past Five Years	by Director	Held
Interested Officers(3)
P. Bradley Adams (Born 1960)	Chief Executive Officer of each of TYG, NTG, TTP, NDP and TPZ since June 30, 2015.

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG from 2010 to June 30, 2015, of each of TYG and TPZ from May 2011 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of the TYG, TYY and TYN from November 2005 to May 2011, of TPZ from its inception to May 2011, and of TTO from its inception to June 2012.

			N/A	None
Matthew G.P. Sallee (Born 1978)	President of TYG and NTG since June 30, 2015.

Managing Director of the Adviser since January 2014 and member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2009 to June 2012; Research Analyst of the Adviser from 2005 to 2009. CFA designation since 2009.

			N/A	None
Brian A. Kessens (Born 1975)	President of TTP and TPZ since June 30, 2015.

Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2008 to June 2012. CFA designation since 2006.

			N/A	None
Robert J. Thummel (Born 1972)	President of NDP since June 30, 2015.

Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser since July 2013; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Investment Analyst of the Adviser from 2004 to June 2012. Previously, the President of TYN from 2008 until its merger into TYG in June 2014.

			N/A	None
Brent W. Behrens (Born 1979)	Principal Financial Officer and Treasurer of TYG, NTG, TTP, NDP and TPZ since June 30, 2015.

Director of Financial Operations of the Adviser since January 2013; Senior Financial Operations Analyst of the Adviser from 2008 to January 2013; Assistant Treasurer of each of TYG, NTG, TTP, NDP and TPZ from May 2013 to June 30, 2015 and of TYY and TYN from May 2013 to June 23, 2014. CFA designation since 2014.

			N/A	None
Nicholas S. Holmes (Born 1985)	Vice President of each of TYG and NTG since June 30, 2015.

Investment Analyst of the Adviser since January 2015; Research Analyst of the Adviser from January 2012 through December 2014 and Assistant Research Analyst from January 2010 through December 2011. CFA designation since 2013.

			N/A	None
Brett Jergens (Born 1978)	Vice President of NDP since June 30, 2015.	Investment Analyst of the Adviser since December 2010; Research Analyst of the Adviser from June 2007 to December 2010. CFA designation since 2011.	N/A	None
Shobana Gopal (Born 1962)	Vice President of each of TYG, NTG, TTP, NDP and TPZ since June 30, 2015.	Director, Tax of the Adviser since January 2013; Tax Analyst of the Adviser from September 2006 through December 2012.	N/A	None
Diane Bono (Born 1958)	Secretary of each of TYG, NTG, TTP, NDP and TPZ since May 2013.

Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer of TYG since June 2006 and of each of NTG, TTP, NDP and TPZ since its inception, and of each of TYY and TYN from June 2006 to June 23, 2014; Secretary of each of TYY and TYN from May 2013 to June 23, 2014.

			N/A	None

(1)	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
(2)	Officers are elected annually.
(3)	As a result of their respective positions held with the Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.

Tortoise Capital Advisors	67

Additional Information (unaudited)

Notice to Shareholders
For stockholders that do not have a November 30, 2015 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2015, each Fund is designating the following items with regard to distributions paid during the year.

Common Distributions
	Return					Qualifying For
	of Capital	Long-Term	Ordinary Income	Total	Qualifying	Corporate Dividends
	Distributions	Capital Gain Distributions(1)	Distributions	Distributions	Dividends(2)	Rec. Deduction(3)
TTP	0.00%	77.77%	22.23%	100.00%	100.00%	100.00%
NDP	99.97%	0.00%	0.03%	100.00%	100.00%	0.05%
TPZ	0.00%	68.29%	31.71%	100.00%	17.54%	17.09%

Preferred Distributions
	Return					Qualifying For
	of Capital	Long-Term	Ordinary Income	Total	Qualifying	Corporate Dividends
	Distributions	Capital Gain Distributions(1)	Distributions	Distributions	Dividends(2)	Rec. Deduction(3)
TTP	0.00%	77.77%	22.23%	100.00%	100.00%	100.00%

(1)	The Fund designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction.”

Director and Officer Compensation
The Funds do not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2015, the aggregate compensation paid by the Funds to the independent directors was as follows:

TYG	NTG	TTP	NDP	TPZ
$292,500	$209,500	$107,500	$107,500	$82,500

The Funds did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect each Fund’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of each Fund will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies
A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how each Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2015 are available to stockholders (i) without charge, upon request by calling the Adviser at (913) 981-1020 or toll-free at (866) 362-9331 and on the Adviser’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q
Each Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. Each Fund’s Form N-Q is available without charge upon request by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy each Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Each Fund’s Form N-Qs are also available through the Adviser’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information
The Statement of Additional Information (“SAI”) includes additional information about each Fund’s directors and is available upon request without charge by calling the Adviser at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications
Each Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

68	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Additional Information (unaudited) (continued)

Privacy Policy
In order to conduct its business, each Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of each Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Funds’ other stockholders or the Funds’ former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Funds’ stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure
Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that each Fund may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment
Each of NTG, TTP, NDP, and TPZ have an Automatic Dividend Reinvestment Plan and TYG has an Automatic Dividend Reinvestment and Cash Purchase Plan (each, a “Plan”). Each Plan allows participating common stockholders to reinvest distributions, including dividends, capital gains and return of capital in additional shares of the Fund’s common stock and TYG’s Plan also allows registered holders of the TYG’s common stock to make optional cash investments, in accordance with TYG’s Plan, on a monthly basis.

If a stockholder’s shares are registered directly with the Fund or with a brokerage firm that participates in the Fund’s Plan, all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Fund (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

Any single investment pursuant to the cash purchase option under TYG’s Plan must be in an amount of at least $100 and may not exceed $5,000 per month unless a request for waiver has been granted. A request for waiver should be directed to TYG at 1-866-362-9331 and TYG has the sole discretion to grant any requested waiver. Optional cash investments may be delivered to the Agent by personal check, by automatic or electronic bank account transfer or by online access at www.computershare.com. TYG reserves the right to reject any purchase order. Stockholders who hold shares in street or other nominee name who want to participate in optional cash investments should contact their broker, bank or other nominee and follow their instructions. There is no obligation to make an optional cash investment at any time, and the amount of such investments may vary from time to time. Optional cash investments must be received by the Agent no later than two business days prior to the monthly investment date (the “payment date”) for purchase of common shares on the next succeeding purchase date under TYG’s Plan. Scheduled optional cash purchases may be cancelled or refunded upon a participant’s written request received by the Agent at least two business days prior to the purchase date. Participants will not be able to instruct the Agent to purchase common shares at a specific time or at a specific price.

If on the distribution payment date or, for TYG, the purchase date for optional cash investments, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Fund will issue additional shares of common stock to participants. The number of shares will be determined by the greater of the net asset value per share or 95 percent of the market price. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the payment date or purchase date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Fund as a result of distributions payable either in shares or in cash or, for TYG, as a result of optional cash investments. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions or optional cash investments. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus his or her pro rata share of brokerage commissions on the shares sold.

Participation is completely voluntary. Stockholders may elect not to participate in the Plan, and participation may be terminated or resumed at any time without penalty, by giving notice in writing, by telephone or Internet to Computershare, the Plan Agent, at the address set forth below. Such termination will be effective with respect to a particular distribution if notice is received prior to such record date.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A, P.O. Box 30170, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Tortoise Capital Advisors	69

Additional Information (unaudited) (continued)

Approval of the Investment Advisory Agreement
In approving the renewal of each fund’s respective Investment Advisory Agreement in November 2015, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the fund (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the fund and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the Independent Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during an executive session and discussed the agreement and related information.

Factors Considered for Each Fund
The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the fund’s agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals primarily responsible for the portfolio management of the fund. Additionally, the Independent Directors considered the quality and extent of the resources devoted to research and analysis of the fund’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the fund, and meeting regulatory requirements. Further, the Independent Directors considered the quality and depth of the Adviser personnel (including the number and caliber of portfolio managers and research analysts involved and the size and experience of the investment, accounting, trading, client service and compliance teams dedicated to the fund), the continued addition of professionals at the Adviser to broaden its coverage efforts, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the fund. The Adviser provides the fund with certain services (in addition to any such services provided to the fund by third parties) and officers and other personnel as are necessary for the operations of the fund. In particular, the Adviser provides the fund with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the fund; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the fund, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Independent Directors also reviewed information received from the Adviser and the fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the fund, including the fund’s Code of Ethics.

The Independent Directors concluded that the nature of the fund and the specialized expertise of the Adviser in the niche market of MLPs for each of TYG and NTG and the energy market for each of TTP, NDP and TPZ, as well as the nature, extent and quality of services provided by the Adviser to the fund, made it qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the fund.

Investment Performance of the Fund and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the fund’s performance and the performance of other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the MLP sector for each of TYG and NTG and on the energy sector for each of TTP, NDP and TPZ. The Independent Directors considered the fund’s investment performance against peer funds as well as specialized sector (including a custom composite of sector indices (“custom composite”) for each of TTP and TPZ) and more general market indices for the following periods: one year, three year, five year and since inception for each of TYG and NTG; one year, three year and since inception for each of TTP and NDP; and one year for TPZ. The Independent Directors also considered senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Independent Directors noted that for the relevant periods, based on NAV: TYG’s performance outperformed, performed in line and

70	Tortoise Capital Advisors

2015 Annual Report | November 30, 2015

Additional Information (unaudited) (continued)

underperformed the average for its peers depending on the period and outperformed and underperformed sector market indices depending on the period and the index; NTG’s performance outperformed and underperformed the average for its peers depending on the period and underperformed the specialized sector and general market indices; TTP’s performance outperformed and underperformed the average for its peers depending on the period and underperformed the custom composite and general market index; NDP’s performance outperformed the average for its peers and the specialized sector market index and underperformed the general market index; and TPZ’s performance underperformed the average for its peers and the custom composite and general market index. The Independent Directors noted that for the relevant periods, based on market price, each of TYG, NTG and TTP outperformed and underperformed the average for its peers depending on the period; NDP outperformed the average for its peers, and TPZ underperformed the average for its peers. For each of TTP and TPZ, the Independent Directors noted the lack of peers and sector market indices with similar strategies to the fund and also took into account the custom composite to better reflect the strategy of the fund. The Adviser believes that performance relative to the applicable custom composite for each of TTP and TPZ is an appropriate performance metric for the fund. The Independent Directors also noted that the custom composites for TTP and TPZ and the sector market indices are pre expenses, in contrast to the fund and its peers, and the sector market indices are pre tax accrual in contrast to TYG and NTG and their MLP peers. The Independent Directors also noted differences across the peer universe in distribution and leverage strategies, including the fund’s focus on sustainable distributions and leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, may have purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Independent Directors also considered discussions with the Adviser regarding a variety of initiatives for the fund, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review and also considering market conditions and volatility, the Independent Directors concluded that the fund’s performance has been reasonable based on the fund’s strategy and compared to other closed-end funds that focus on the MLP sector (for each of TYG and NTG) and the energy sector (for each of TTP, NDP and TPZ) and that the fund has generated reasonable returns for investors.

The Adviser provided detailed information concerning its cost of providing services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services provided to the fund and to the Adviser’s other non-closed-end fund clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the fund’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other MLP or energy investment companies, as applicable depending on the fund, determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Independent Directors concluded that the fees (including the management fee) and expenses that the fund is paying under the Investment Advisory Agreement, as well as the operating expense ratios of the fund, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds. The Independent Directors also considered the Adviser’s contractual agreement to waive fees in the amount of 0.05 percent of its 1.10 percent investment advisory fee for TTP, and in the amount of 0.10 percent of its 1.10 percent investment advisory fee for NDP, for the period from January 1, 2016 through December 31, 2016.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the fund grows, and whether fee levels reflect any economies of scale for the benefit of the fund’s stockholders, and for TYG, taking into account the tiered fee schedule implemented by the Adviser for the fund in connection with the merger of Tortoise Energy Capital Corporation and Tortoise North American Energy Corporation into the fund in June 2014. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the fund, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Tortoise Capital Advisors	71

Additional Information (unaudited) (continued)

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the Adviser generally does not directly use the fund’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any third party soft dollar arrangements in rendering its advisory services to the fund. The Adviser receives unsolicited research from some of the brokers with whom it places trades on behalf of clients, however, the Adviser has no arrangements or understandings with such brokers regarding receipt of research in return for commissions. The Adviser does not consider this research when selecting brokers to execute fund transactions and does not put a specific value on unsolicited research, nor attempt to estimate and allocate the relative costs or benefits among clients.

Conclusions of the Directors
The Independent Directors concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Independent Directors. On the basis of such information as the Independent Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Agreement. The Independent Directors therefore unanimously concluded that the Investment Advisory Agreement between the fund and the Adviser is fair and reasonable in light of the services provided and should be renewed. It was noted that it was the judgment of the Independent Directors that approval of the Investment Advisory Agreement was in the best interests of the fund and its stockholders.

72	Tortoise Capital Advisors

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Energy Infrastructure Corp.
Tortoise MLP Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Power and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbols
Listed NYSE Symbols: TYG, NTG, TTP, NDP, TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and its Principal Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2015	FYE 11/30/2014
Audit Fees	$200,000	$179,000
Audit-Related Fees	—	—
Tax Fees	$76,000	$79,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$76,000	$79,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2015 and 2014, the Adviser was billed approximately $79,900 and $130,100 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and is comprised of Mr. Conrad S. Ciccotello, Mr. Rand C. Berney, Mr. Charles E. Heath and Ms. Alexandra A. Herger.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2015.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, Zachary A. Hamel, Kenneth P. Malvey, Brian A. Kessens, James R. Mick, Matthew G.P. Sallee and Robert J. Thummel, Jr., all of whom are Managing Directors of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. The investment committee provides investment strategy oversight to the portfolio management team who implements the strategy. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2003

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director and Chairman of the Board of each of Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into the Company effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”), which changed its name to CorEnergy Infrastructure Trust, Inc. on December 3, 2012, from its inception through November 30, 2011. CFA designation since 1988.

Terry Matlack (Born 1956)	Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYY, TYN, TPZ, and TTO from its inception to September 15, 2009; Director of each of TPZ, NTG, TTP and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG from 2010 to June 30, 2015, of each of the Company and TPZ from May 2011 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of the Company, TYY, TYN and TPZ from its inception to May 2011, and of TTO from its inception to June 2012. CFA designation since 1985.

Zachary A. Hamel (Born 1965)	N/A

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital Management, LLC (“Fountain Capital”) in 1997 and was a Partner there from 2001 through September 2012. President of NTG from 2010 to June 30, 2015, of each of the Company and TPZ from May 2011 to June 30, 2015, of each of TTP and NDP from its inception to June 30, 2015, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of the Company from 2007 to May 2011, of TYN from 2007 to June 23, 2014, of TPZ from its inception to May 2011 and of TTO from 2005 through November 2011. CFA designation since 1998.

Kenneth P. Malvey (Born 1965)	N/A

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012. Treasurer of the Company from 2005 to June 30, 2015, of each of TPZ, NTG, TTP and NDP from its inception to June 30, 2015, of each of TYY and TYN from 2005 to June 23, 2014, and of TTO from 2005 through November 2011; Senior Vice President of the Company from 2007 to June 30, 2015, of TYN from 2007 to June 23, 2014, of TYY from 2005 to June 23, 2014, of each of TPZ, NTG, TTP and NDP from its inception to June 30, 2015, and of TTO from 2005 through November 2011. CFA designation since 1996.

Position(s) Held with
Company and Length
Name and Age*	of Time Served	Principal Occupation During Past Five Years
Brian A. Kessens (Born 1975)	N/A

Investment Analyst of the Adviser from 2008 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2015; Member of the Investment Committee of the Adviser and President of each of TTP and TPZ since June 30, 2015. CFA designation since 2006.

James R. Mick (Born 1975)	N/A

Research Analyst of the Adviser from 2006 to 2011; Investment Analyst of the Adviser from 2011 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser since June 30, 2015. CFA designation since 2010.

Matthew G.P. Sallee (Born 1978)	President since June 30, 2015

Research Analyst of the Adviser from 2005 to 2009; Investment Analyst of the Adviser from 2009 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser and President of each of the Company and NTG since June 30, 2015. CFA designation since 2009.

Robert J. Thummel, Jr. (Born 1972)	N/A

Investment Analyst of the Adviser from 2004 to June 2012; Senior Investment Analyst of the Adviser from June 2012 to July 2013; Portfolio Manager of the Adviser since July 2013; Managing Director of the Adviser since January 2014; President of Tortoise North American Energy Corporation (“TYN”) from 2008 until its merger into the Company effective June 23, 2014; Member of the Investment Committee of the Adviser and President of NDP since June 30, 2015.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TPZ, NTG, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2015:

			Number of
			Accounts	Total Assets of
			Paying a	Accounts Paying
	Number of	Total Assets of	Performance	a Performance
Name of Manager	Accounts	Accounts	Fee	Fee
H. Kevin Birzer
Registered investment companies	11	$4,614,135,926	0	—
Other pooled investment vehicles	13	$444,070,522	1	$7,102,179
Other accounts	1022	$5,684,648,707	0	—
Zachary A. Hamel
Registered investment companies	11	$4,614,135,926	0	—
Other pooled investment vehicles	13	$444,070,522	1	$7,102,179
Other accounts	1022	$5,684,648,707	0	—
Kenneth P. Malvey
Registered investment companies	11	$4,614,135,926	0	—
Other pooled investment vehicles	13	$444,070,522	1	$7,102,179
Other accounts	1022	$5,684,648,707	0	—
Terry Matlack
Registered investment companies	11	$4,614,135,926	0	—
Other pooled investment vehicles	13	$444,070,522	1	$7,102,179
Other accounts	1022	$5,684,648,707	0	—
Brian A. Kessens
Registered investment companies	11	$4,614,135,926	0	—
Other pooled investment vehicles	13	$444,070,522	1	$7,102,179
Other accounts	1022	$5,684,648,707	0	—
James R. Mick
Registered investment companies	11	$4,614,135,926	0	—
Other pooled investment vehicles	13	$444,070,522	1	$7,102,179
Other accounts	1022	$5,684,648,707	0	—
Matthew G.P. Sallee
Registered investment companies	11	$4,614,135,926	0	—
Other pooled investment vehicles	13	$444,070,522	1	$7,102,179
Other accounts	1022	$5,684,648,707	0	—
Robert J. Thummel, Jr.
Registered investment companies	11	$4,614,135,926	0	—
Other pooled investment vehicles	13	$444,070,522	1	$7,102,179
Other accounts	1022	$5,684,648,707	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund or client, which in turn, may result in an incentive fee being paid to the Adviser by that other fund or client. Any of the Adviser’s or its affiliates’ proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

From time to time, the Adviser may seed proprietary accounts for the purpose of evaluating a new investment strategy that eventually may be available to clients through one or more product structures. Such accounts also may serve the purpose of establishing a performance record for the strategy. The Adviser’s management of accounts with proprietary interests and nonproprietary client accounts may create an incentive to favor the proprietary accounts in the allocation of investment opportunities, and the timing and aggregation of investments. The Adviser’s proprietary seed accounts may include long-short strategies, and certain client strategies may permit short sales. A conflict of interest arises if a security is sold short at the same time as a long position, and continuously short selling in a security may adversely affect the stock price of the same security held long in client accounts. The Adviser has adopted various policies to mitigate these conflicts, including policies that require the Adviser to avoid favoring any account, and that prohibit client and proprietary accounts from engaging in short sales with respect to individual stocks held long in client accounts. The Adviser’s policies also require transactions in proprietary accounts to be placed after client transactions.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in master limited partnerships (“MLPs”), certain employees of the Adviser may become aware of actions planned by MLPs, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of an MLP about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded MLP securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack, Kessens, Mick, Sallee or Thummel receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Each of Messrs. Birzer, Hamel, Malvey, Matlack, Kessens, Mick, Sallee and Thummel has a services agreement with the Adviser and receives a base guaranteed payment from the Adviser for the services he provides. They are also eligible for an annual cash bonus based on the Adviser’s earnings and the satisfaction of certain other conditions. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack, Kessens, Mick, Sallee and Thummel are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack, Kessens, Mick, Sallee and Thummel own an equity interest in Tortoise Investments, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2015:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	Over $1,000,000
Zachary A. Hamel	$100,001-$500,000
Kenneth P. Malvey	$100,001-$500,000
Terry Matlack	Over $1,000,000
Brian A. Kessens	$1 - $10,000
James R. Mick	$1 - $10,000
Matthew G.P. Sallee	$10,001 - $50,000
Robert J. Thummel, Jr.	$10,001 - $50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/15-6/30/15	0	0	0	0
Month #2 7/1/15-7/31/15	0	0	0	0
Month #3 8/1/15-8/31/15	0	0	0	0
Month #4 9/1/15-9/30/15	0	0	0	0
Month #5 10/1/15-10/31/15	0	0	0	0
Month #6 11/1/15-11/30/15	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Energy Infrastructure Corporation

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date January 20, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Executive Officer

Date January 20, 2016

By (Signature and Title)	/s/ Brent Behrens
Brent Behrens, Principal Financial Officer and Treasurer

Date January 20, 2016